UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05364

American High-Income Trust

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Brian C. Janssen

American High-Income Trust

6455 Irvine Center Drive

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American High-Income Trust® Annual report for the year ended September 30, 2019

Pursue sustainable
income over time

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

American High-Income Trust seeks to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of October 31, 2019, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 5.25%. The fund’s 12-month distribution rate for Class A shares as of that date was 6.08%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a long-term perspective

4	Summary investment portfolio

9	Financial statements

34	Board of trustees and other officers

Fellow investors:

For the 12-month period ended September 30, 2019, American High-Income Trust reported a total return of 3.39%. By comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, returned 6.35% for the period. The Lipper High Yield Funds Average, a benchmark of similar funds, gained 5.50%.

The fund’s total return assumes a 62 cents a share reinvestment of monthly dividends. Shareholders who reinvested dividends received an income return of 6.26% for the period. Those who elected to take their dividends in cash received an income return of 6.08%.

High-yield market overview

Treasury rates declined markedly over the past 12 months as confidence in the continued expansion of the U.S. economy wavered amid trade uncertainty and slowing global growth. These concerns, coupled with a global search for safer investments with yield, contributed to robust demand for U.S. Treasury bonds and higher rated corporate debt, while enthusiasm for lower rated bonds dropped.

Spreads between yields offered on high-yield bonds and those of U.S. Treasury bonds with similar maturities widened during the year. The additional yield offered on high-yield bonds primarily serves to compensate investors for the higher risk of default and lower liquidity of these bonds. Rising yields increase future income on fixed income securities, but only after the prices of these securities decline to reflect the higher yield levels.

Adding to expectations for tepid growth, the Federal Reserve reduced its key policy rate in July and again in September to the current target range of 1.75% to 2.00%, with the expectation for additional easing by year-end. Nonetheless, U.S. economic data remained resilient during the fiscal year, with modest growth in gross domestic product, low levels of unemployment, and solid consumer spending and corporate earnings.

Inside the portfolio

Fund results were negatively impacted by the stronger relative performance of higher rated high-yield bonds. The portfolio’s lower exposure to higher rated bonds, and higher exposure to lower rated bonds, relative to the benchmark detracted from returns. Higher rated bonds generated strong returns as investors sought yield in the context of collapsing global sovereign bond yields, while concerns over weakening global growth led to weak demand for lower

Results at a glance

For periods ended September 30, 2019, with all distributions reinvested

	Cumulative
	total returns	Average annual total returns
					Lifetime
	1 year	3 years	5 years	10 years	(since 2/19/88)

American High-Income Trust (Class A shares)	3.39%	5.21%	3.85%	6.38%	7.65%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index*	6.35	6.07	5.38	7.92	8.21
Lipper High Yield Funds Average†	5.50	5.25	4.29	6.82	7.03

*	Source: Bloomberg Index Services Ltd. From February 19, 1988, through December 31, 1992, the Credit Suisse High Yield Index was used because the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index did not yet exist. Since January 1, 1993, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index has been used. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

American High-Income Trust	1

rated bonds. We take a cautious and selective approach to these investments and continue to believe that certain lower rated bonds will ultimately provide attractive returns over time.

Many commodity-related companies were hurt by prospects for weaker global growth that led to softer commodity prices. Energy companies that have relied heavily on the high yield market to finance their operations have been negatively impacted by weaker oil and gas prices, and while the fund’s exposure to energy issuers was similar to that of the index, many of these issuers had returns substantially below the benchmark return.

The fund’s exposure to certain wireline telecommunication operators undergoing secular business challenges also detracted from returns, as operating results weakened. On the positive side, the fund was helped by exposure to the retail and technology sectors, which were two of the best performing sectors for the fund during the year. Managers use U.S. Treasury futures, interest rate swaps and overnight interest swaps to manage exposure to interest rates, as well as credit default swap indexes to manage exposure to credit risk. Over the fiscal year, the impact of these derivative instruments was immaterial to the fund’s results.

Looking ahead

While our investment focus is primarily on individual issuers, we acknowledge that it may be late in the economic cycle and we need to be mindful of the risks associated with investing at this point. Recent actions by the Federal Reserve to reduce rates should serve to offset some concerns about U.S. economic growth and could extend the U.S. economic expansion, which is already at a record length.

We continually monitor economic trends, and adjust our positioning accordingly. We rely on our deep fundamental research capabilities and experience through many different credit cycles to find the right balance between risk and reward.

Investors who have maintained a long-term perspective have received attractive returns and a steady source of income. As of September 30, 2019, fund shareholders who reinvested dividends earned an average annual total return of 3.85% over five years and 6.38% over 10 years.

For the same time periods, investment-grade bonds, by contrast, returned 3.38% and 3.75%, respectively, as measured by the Bloomberg Barclays U.S. Aggregate Index, which is unmanaged and has no expenses.

As always, we appreciate your continued support and long-term investment perspective.

Sincerely,

David A. Daigle
President

November 8, 2019

For current information about the fund, visit capitalgroup.com.

2	American High-Income Trust

The value of a long-term perspective

Here’s how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2019, the end of its latest fiscal year. As you can see, that $10,000 grew to $99,077 with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1Thus, the net amount invested was $9,625.2

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	Source: Bloomberg Index Services Ltd. From February 19, 1988, through December 31, 1992, the Credit Suisse High Yield Index was used because the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index did not yet exist. Since January 1, 1993, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index has been used.
[5]	Source: Thomson Reuters Lipper. Results of the Lipper High Yield Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[6]	For the period February 19, 1988, commencement of operations, through September 30, 1988.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2019)*

	1 year	5 years	10 years

Class A shares	–0.49%	3.06%	5.98%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.73% for Class A shares as of the prospectus dated December 1, 2019 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

American High-Income Trust	3

Summary investment portfolio September 30, 2019

Portfolio by type of security	Percent of net assets

Bonds, notes & other debt instruments 88.36%	Principal amount (000)	Value (000)
Corporate bonds & notes 88.12%
Communication Services 14.95%
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	$61,225	$64,745
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[1]	62,990	65,903
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%–5.88% 2023–2030[1]	117,465	121,579
CenturyLink, Inc. 6.75% 2023	65,675	72,078
Frontier Communications Corp. 10.50% 2022	137,550	63,703
Frontier Communications Corp. 11.00% 2025	221,729	101,302
Frontier Communications Corp. 8.00%–9.25% 2020–2027[1]	65,940	56,797
Gogo Inc. 9.875% 2024[1]	159,500	171,064
MDC Partners Inc. 6.50% 2024[1]	155,794	142,746
Meredith Corp. 6.875% 2026	97,969	100,051
Sprint Corp. 8.75% 2032	61,630	76,172
Sprint Corp. 6.88%–11.50% 2021–2028	146,155	163,145
Univision Communications Inc. 5.125% 2023[1]	89,807	90,032
Other securities		1,172,279
		2,461,596

Health care 13.29%
Bausch Health Companies Inc. 7.00% 2028[1]	10,270	11,088
Centene Corp. 4.75%–6.13% 2021–2026[1]	160,485	165,709
Kinetic Concepts, Inc. 12.50% 2021[1]	85,087	90,618
Molina Healthcare, Inc. 5.375% 2022	103,986	110,619
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.59% 2023 (100% PIK)[2,3,4,5,6]	84,090	84,931
Tenet Healthcare Corp. 4.875% 2026[1]	118,890	122,160
Tenet Healthcare Corp. 4.63%–8.13% 2022–2027[1]	123,561	130,138
Teva Pharmaceutical Finance Co. BV 6.00% 2024	112,780	97,625
Teva Pharmaceutical Finance Co. BV 2.20%–6.75% 2021–2028	120,726	96,563
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	163,318	169,851
Valeant Pharmaceuticals International, Inc. 5.88%–9.25% 2022–2027[1]	159,936	176,478
Other securities		932,532
		2,188,312

Materials 11.56%
Cleveland-Cliffs Inc. 5.875% 2027[1]	82,475	78,318
Cleveland-Cliffs Inc. 4.88%–5.75% 2024–2025[1]	125,382	125,649
First Quantum Minerals Ltd. 7.50% 2025[1]	130,275	128,972
First Quantum Minerals Ltd. 6.875% 2026[1]	67,275	64,416
First Quantum Minerals Ltd. 6.50%–7.25% 2021–2024[1]	158,110	155,420
FXI Holdings, Inc. 7.875% 2024[1]	88,886	77,553
LSB Industries, Inc. 9.625% 2023[1]	82,040	86,962
Ryerson Inc. 11.00% 2022[1]	91,730	97,004

4	American High-Income Trust

	Principal amount (000)	Value (000)
TPC Group Inc. 10.50% 2024[1]	$69,080	$72,361
Venator Materials Corp. 5.75% 2025[1]	80,418	68,154
Other securities		949,717
		1,904,526

Energy 10.75%
CONSOL Energy Inc. 5.875% 2022	75,209	72,577
Other securities		1,697,760
		1,770,337

Consumer discretionary 10.08%
Cirsa Gaming Corp. SA 7.875% 2023[1]	75,162	80,010
PetSmart, Inc. 7.125% 2023[1]	141,024	133,268
PetSmart, Inc. 5.875% 2025[1]	99,719	99,719
PetSmart, Inc. 8.875% 2025[1]	121,125	115,371
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	73,560	75,031
Scientific Games Corp. 8.25% 2026[1]	103,910	110,924
Scientific Games Corp. 5.00%–10.00% 2020–2025[1]	58,157	60,006
Sotheby’s 4.875% 2025[1]	63,445	64,403
Staples, Inc. 7.50% 2026[1]	80,425	83,063
Other securities		837,814
		1,659,609

Industrials 9.06%
Associated Materials, LLC 9.00% 2024[1]	88,214	77,849
Builders FirstSource, Inc. 5.625% 2024[1]	85,877	89,634
Dun & Bradstreet Corp. 10.25% 2027[1]	68,557	76,098
LSC Communications, Inc. 8.75% 2023[1]	110,148	80,959
Pisces Parent LLC 8.00% 2026[1]	101,081	99,817
Other securities		1,067,348
		1,491,705

Information technology 6.73%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.446% 2025[4,6]	84,233	81,074
Camelot Finance SA 7.875% 2024[1]	97,508	101,896
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[1]	85,075	92,184
Infor (US), Inc. 6.50% 2022	69,115	70,497
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.503% 2024[4,6]	92,085	93,812
Unisys Corp. 10.75% 2022[1]	77,660	85,232
Other securities		583,741
		1,108,436

Financials 4.00%
AG Merger Sub II, Inc. 10.75% 2027[1]	63,323	64,589
Compass Diversified Holdings 8.00% 2026[1]	62,501	66,407
FS Energy and Power Fund 7.50% 2023[1]	74,705	75,639
Other securities		452,635
		659,270

Real estate 3.04%
Brookfield Property REIT Inc. 5.75% 2026[1]	62,465	65,510
Howard Hughes Corp. 5.375% 2025[1]	75,685	79,469
Other securities		355,384
		500,363

Utilities 2.36%
Other securities		388,896

Consumer staples 2.30%
Other securities		379,271

Total corporate bonds & notes		14,512,321

U.S. Treasury bonds & notes 0.24%
U.S. Treasury 0.24%
Other securities		39,987

Total bonds, notes & other debt instruments (cost: $15,290,613,000)		14,552,308

American High-Income Trust	5

Convertible bonds 0.58%	Principal amount (000)	Value (000)
Communication services 0.42%
Gogo Inc., convertible notes, 6.00% 2022[1]	$18,295	$21,884
Other securities		47,287
		69,171

Health care 0.07%
Teva Pharmaceutical Finance Co. BV, Series C, convertible bonds, 0.25% 2026	11,910	10,843

Other 0.09%
Other securities		15,390

Total convertible bonds (cost: $98,888,000)		95,404

Convertible stocks 0.34%	Shares
Other 0.34%
Other securities		56,831

Total convertible stocks (cost: $54,634,000)		56,831

Preferred securities 0.14%
Consumer discretionary 0.14%
Other securities		21,787

Total preferred securities (cost: $12,356,000)		21,787

Common stocks 1.09%
Communication services 0.10%
Frontier Communications Corp.[7]	93,331	81
Other securities		16,103
		16,184

Other 0.99%
Other securities		163,539

Total common stocks (cost: $290,205,000)		179,723

Rights & warrants 0.00%
Other 0.00%
Other securities		327

Total rights & warrants (cost: $571,000)		327

Short-term securities 8.12%
Money market investments 8.12%
Capital Group Central Cash Fund 2.07%[8]	13,370,234	1,336,890

Total short-term securities (cost: $1,336,959,000)		1,336,890
Total investment securities 98.63% (cost: $17,084,226,000)		16,243,270
Other assets less liabilities 1.37%		226,142

Net assets 100.00%		$16,469,412

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes a security which was pledged as collateral. The total value of pledged collateral was $15,369,000, which represented 0.09% of the net assets of the fund.

6	American High-Income Trust

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[9]	Value at 9/30/2019 (000)	[10]	Unrealized (depreciation) appreciation at 9/30/2019 (000)
2 Year U.S. Treasury Note Futures	Long	3,310	January 2020	$662,000		$713,305		$(1,685)
10 Year Ultra U.S. Treasury Note Futures	Short	1,206	December 2019	(120,600)		(171,742)		2,032
								$347

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 9/30/2019 (000)	Upfront payments (000)	Unrealized depreciation at 9/30/2019 (000)
CDX.NA.HY.32	5.00%/Quarterly	6/20/2024	$351,673	$(25,085)	$(25,027)	$(58)
CDX.NA.HY.33	5.00%/Quarterly	12/20/2024	55,225	(3,700)	(3,668)	(32)
					$(28,695)	$(90)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended September 30, 2019, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized (loss) gain (000)	Net unrealized (depreciation) appreciation (000)	Dividend or interest income (000)	Value of affiliates at 9/30/2019 (000)
Bonds, notes & other debt instruments 0.05%
Health care 0.00%
Concordia International Corp. 8.00% 2024[11]	$5,062,000	—	$1,811,000	$3,251,000	$(2)	$(29)	$324	$—
Concordia International Corp., Term Loan, (3-month USD-LIBOR + 5.50%) 7.528% 2024[4,6,11]	$5,895,000	—	$5,011,040	$883,960	80	(311)	368	—
								—
Energy 0.05%
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.528% 2023[2,4,6]	$7,958,333	—	—	$7,958,333	—	1,211	—	7,720
Total bonds, notes & other debt instruments								7,720
Common stocks 0.58%
Health care 0.36%
Advanz Pharma Corp.[7,12,13]	2,244,779	—	—	2,244,779	—	(14,629)	—	26,957
Advanz Pharma Corp.[7,12]	434,451	—	1,100	433,351	(52,784)	49,257	—	5,204
Rotech Healthcare Inc.[2,3,7,13]	1,916,276	—	—	1,916,276	—	22,995	—	26,828
								58,989

American High-Income Trust	7

Investments in affiliates (continued)

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized (loss) gain (000)	Net unrealized (depreciation) appreciation (000)	Dividend or interest income (000)	Value of affiliates at 9/30/2019 (000)
Energy 0.22%
Ascent Resources - Utica, LLC, Class A2,3,7,13	90,532,504	—	—	90,532,504	$—	$(11,769)	$—	$17,201
Tribune Resources, Inc.[2,7]	6,028,136	—	—	6,028,136	—	(5,425)	—	13,563
Jones Energy II, Inc., Class A2,7	—	475,238	—	475,238	—	(1,945)	—	5,465
White Star Petroleum Corp., Class A2,3,7,13	24,665,117	—	—	24,665,117	—	(15,292)	—	247
								36,476
Total common stocks								95,465
Rights & warrants 0.00%
Energy 0.00%
Tribune Resources, Inc., Class A, warrants, expire 2023[2,3,7]	2,032,968	—	—	2,032,968	—	(753)	—	155
Tribune Resources, Inc., Class B, warrants, expire 2023[2,3,7]	1,581,198	—	—	1,581,198	—	(475)	—	81
Tribune Resources, Inc., Class C, warrants, expire 2023[2,3,7]	1,480,250	—	—	1,480,250	—	(369)	—	54
								290
Total 0.63%					$(52,706)	$22,466	$692	$103,475

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $9,456,094,000, which represented 57.42% of the net assets of the fund.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $293,680,000, which represented 1.78% of the net assets of the fund.
[3]	Value determined using significant unobservable inputs.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $1,012,425,000, which represented 6.15% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[6]	Coupon rate may change periodically.
[7]	Security did not produce income during the last 12 months.
[8]	Rate represents the seven-day yield at 9/30/2019.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	Unaffiliated issuer at 9/30/2019.
[12]	This security changed its name during the reporting period.
[13]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Advanz Pharma Corp.	8/31/2018	$28,414	$26,957	.16%
Rotech Healthcare Inc.	9/26/2013	41,128	26,828	.16
Ascent Resources - Utica, LLC, Class A	4/25/2016-11/15/2016	4,340	17,201	.11
White Star Petroleum Corp., Class A	6/30/2016	16,491	247	.00
Total private placement securities		$90,373	$71,233	.43%

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See notes to financial statements.

8	American High-Income Trust

Financial statements

Statement of assets and liabilities at September 30, 2019	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $16,910,664)	$16,139,795
Affiliated issuers (cost: $173,562)	103,475	$16,243,270
Cash		15,458
Cash pledged for futures contracts		1,702
Receivables for:
Sales of investments	65,311
Sales of fund’s shares	15,724
Dividends and interest	304,142
Variation margin on futures contracts	38
Variation margin on swap contracts	34
Other	114	385,363
		16,645,793
Liabilities:
Payables for:
Purchases of investments	135,606
Repurchases of fund’s shares	27,625
Dividends on fund’s shares	3,753
Investment advisory services	3,908
Services provided by related parties	3,728
Trustees’ deferred compensation	317
Variation margin on futures contracts	103
Variation margin on swap contracts	1,263
Other	78	176,381
Net assets at September 30, 2019		$16,469,412

Net assets consist of:
Capital paid in on shares of beneficial interest		$18,810,593
Total accumulated loss		(2,341,181)
Net assets at September 30, 2019		$16,469,412

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,653,058 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$10,427,861	1,046,660	$9.96
Class C	520,950	52,289	9.96
Class T	10	1	9.96
Class F-1	445,710	44,737	9.96
Class F-2	1,281,514	128,627	9.96
Class F-3	522,770	52,471	9.96
Class 529-A	317,406	31,858	9.96
Class 529-C	52,777	5,297	9.96
Class 529-E	15,716	1,578	9.96
Class 529-T	11	1	9.96
Class 529-F-1	33,430	3,355	9.96
Class R-1	9,058	909	9.96
Class R-2	142,774	14,330	9.96
Class R-2E	8,905	894	9.96
Class R-3	163,909	16,452	9.96
Class R-4	138,471	13,899	9.96
Class R-5E	8,572	860	9.96
Class R-5	78,681	7,897	9.96
Class R-6	2,300,887	230,943	9.96

See notes to financial statements.

American High-Income Trust	9

Statement of operations for the year ended September 30, 2019	(dollars in thousands)

Investment income:
Income:
Interest (includes $692 from affiliates)	$1,097,409
Dividends	16,061	$1,113,470
Fees and expenses*:
Investment advisory services	46,921
Distribution services	37,723
Transfer agent services	18,644
Administrative services	4,194
Reports to shareholders	810
Registration statement and prospectus	1,252
Trustees’ compensation	115
Auditing and legal	85
Custodian	50
Other	703
Total fees and expenses before reimbursements	110,497
Less transfer agent services reimbursements	1
Total fees and expenses after reimbursements		110,496
Net investment income		1,002,974

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	115,938
Affiliated issuers	(52,706)
Futures contracts	(2,669)
Swap contracts	1,080
Currency transactions	(27)	61,616
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(543,960)
Affiliated issuers	22,466
Futures contracts	(630)
Swap contracts	(2,448)
Currency translations	13	(524,559)
Net realized gain and unrealized depreciation		(462,943)

Net increase in net assets resulting from operations		$540,031
*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

10	American High-Income Trust

Statements of changes in net assets

(dollars in thousands)

	Year ended September 30,
	2019	2018
Operations:
Net investment income	$1,002,974	$981,323
Net realized gain (loss)	61,616	(102,216)
Net unrealized depreciation	(524,559)	(301,587)
Net increase in net assets resulting from operations	540,031	577,520

Distributions paid or accrued to shareholders	(1,013,768)	(953,777)

Net capital share transactions	498,837	(528,429)

Total increase (decrease) in net assets	25,100	(904,686)

Net assets:
Beginning of year	16,444,312	17,348,998
End of year	$16,469,412	$16,444,312

See notes to financial statements.

American High-Income Trust	11

Notes to financial statements

1. Organization

American High-Income Trust (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a high level of current income. Its secondary investment objective is capital appreciation.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

12	American High-Income Trust

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Interest rate swaps and credit default swaps are generally

American High-Income Trust	13

valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$14,409,197	$103,124	$14,512,321
U.S. Treasury bonds & notes	—	39,987	—	39,987
Convertible bonds	—	95,404	—	95,404
Convertible stocks	13,576	—	43,255	56,831
Preferred securities	—	21,787	—	21,787
Common stocks	84,687	50,469	44,567	179,723
Rights & warrants	—	37	290	327
Short-term securities	1,336,890	—	—	1,336,890
Total	$1,435,153	$14,616,881	$191,236	$16,243,270

14	American High-Income Trust

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,032	$—	$—	$2,032
Liabilities:
Unrealized depreciation on futures contracts	(1,685)	—	—	(1,685)
Unrealized depreciation on credit default swaps	—	(90)	—	(90)
Total	$347	$(90)	$—	$257

[1]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended September 30, 2019 (dollars in thousands):

	Beginning value at 10/1/2018	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized depreciation[3]	Transfers out of Level 3[2]	Ending value at 9/30/2019
Investment securities	$190,080	$—	$12,928	$(3,134)	$164	$(8,539)	$(263)	$191,236
Net unrealized depreciation during the period on Level 3 investment securities held at September 30, 2019								$(8,602)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 9/30/2019	Valuation techniques	Unobservable input(s)	Single input or range	Weighted average	Impact to valuation from an increase in input*
Bonds, notes & other debt instruments	$103,124	Yield analysis	Yield to maturity risk premium	0 bps - 200 bps	170 bps	Decrease
		Redemption value	N/A	N/A	N/A	N/A
Convertible securities	43,255	Multiple of revenue	Revenue multiple	0.85x	0.85x	Increase
		Inputs to market comparables and transaction price	Weight ascribed to market comparables	50%	N/A	N/A
			Weight ascribed to transaction price	50%	N/A	N/A
		Market comparable companies	EBITDA multiple	4.5x	4.5x	Increase
Common stocks	44,567		DLOM	19%	19%	Decrease
		Multiple of revenue	Revenue multiple	1.4x	1.4x	Increase
		Expected proceeds	Discount to reflect timing of receipt and amount of proceeds	50%	50%	Decrease
		Liquidation value	N/A	N/A	N/A	N/A
Rights & warrants	290	Black-Scholes	Implied volatility	30%	30%	Increase
	$ 191,236

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

American High-Income Trust	15

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

16	American High-Income Trust

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of September 30, 2019, the fund’s maximum exposure of unfunded bond commitments was $89,335,000, which would represent .54% of the net assets of the fund should such commitments become due.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $782,600,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

American High-Income Trust	17

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. As of September 30, 2019, the fund did not have any interest rate swaps. The average month-end notional amount of interest rate swaps while held was $237,700,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $563,734,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, interest rate swaps and credit default swaps as of, or for the year ended, September 30, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$2,032	Unrealized depreciation*	$1,685
Swap	Credit	Unrealized appreciation*	—	Unrealized depreciation*	90
			$2,032		$1,775

18	American High-Income Trust

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(2,669)	Net unrealized depreciation on futures contracts	$(630)
Swap	Interest	Net realized gain on swap contracts	1,948	Net unrealized depreciation on swap contracts	(3,519)
Swap	Credit	Net realized loss on swap contracts	(868)	Net unrealized appreciation on swap contracts	1,071
			$(1,589)		$(3,078)

*	Includes cumulative appreciation/depreciation on futures contracts and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of futures contracts, interest rate swaps and credit default swaps that calls for the fund to pledge highly liquid assets, such as cash or U.S. government securities, as collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2019, the fund reclassified $5,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

American High-Income Trust	19

As of September 30, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$31,059
Capital loss carryforward*	(1,251,710)
Gross unrealized appreciation on investments	206,022
Gross unrealized depreciation on investments	(1,288,074)
Net unrealized depreciation on investments	(1,082,052)
Cost of investments	17,354,274

*	Reflects the utilization of capital loss carryforward of $11,714,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2019	2018
Class A	$643,057	$632,836
Class C	30,370	33,392
Class T	1	—	*
Class F-1	28,431	30,320
Class F-2	81,669	62,889
Class F-3	30,903	23,744
Class 529-A	19,611	18,692
Class 529-C	3,173	3,660
Class 529-E	943	905
Class 529-T	1	1
Class 529-F-1	2,079	1,655
Class R-1	545	542
Class R-2	7,812	7,714
Class R-2E	454	331
Class R-3	9,940	9,950
Class R-4	8,486	8,404
Class R-5E	408	106
Class R-5	5,102	4,874
Class R-6	140,783	113,762
Total	$1,013,768	$953,777

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.132% on such assets in excess of $21 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $8,333,333 of the fund’s monthly gross income and decreasing to 1.50% on such income in excess of $50,000,000. For the year ended September 30, 2019, the investment advisory services fee was $46,921,000, which was equivalent to an annualized rate of 0.289% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may

20	American High-Income Trust

be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American High-Income Trust	21

For the year ended September 30, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$27,246	$14,269		$1,564		Not applicable
Class C	5,537	776		252		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	1,144	666		207		Not applicable
Class F-2	Not applicable	1,348		566		Not applicable
Class F-3	Not applicable	35		209		Not applicable
Class 529-A	753	398		143		$210
Class 529-C	569	74		27		39
Class 529-E	77	9		7		10
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	40		15		21
Class R-1	100	14		5		Not applicable
Class R-2	1,071	514		64		Not applicable
Class R-2E	47	18		4		Not applicable
Class R-3	840	272		76		Not applicable
Class R-4	339	145		61		Not applicable
Class R-5E	Not applicable	9		3		Not applicable
Class R-5	Not applicable	44		35		Not applicable
Class R-6	Not applicable	13		956		Not applicable
Total class-specific expenses	$37,723	$18,644		$4,194		$280

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $115,000 in the fund’s statement of operations reflects $106,000 in current fees (either paid in cash or deferred) and a net increase of $9,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2019.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended September 30, 2019.

22	American High-Income Trust

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of					Net (decrease)
	Sales*		distributions			Repurchases*		increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2019

Class A	$1,210,967	120,465	$613,898	61,272		$(1,844,002)	(183,917)	$(19,137)	(2,180)
Class C	77,534	7,716	28,744	2,870		(184,073)	(18,354)	(77,795)	(7,768)
Class T	—	—	—	—		—	—	—	—
Class F-1	170,018	17,012	27,266	2,721		(219,991)	(21,931)	(22,707)	(2,198)
Class F-2	905,852	90,078	75,986	7,582		(818,002)	(81,662)	163,836	15,998
Class F-3	288,032	28,594	29,828	2,975		(218,500)	(21,768)	99,360	9,801
Class 529-A	48,372	4,812	19,516	1,948		(71,035)	(7,090)	(3,147)	(330)
Class 529-C	9,014	898	3,149	314		(22,296)	(2,225)	(10,133)	(1,013)
Class 529-E	2,432	241	937	94		(3,399)	(339)	(30)	(4)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	10,487	1,043	2,068	206		(6,865)	(686)	5,690	563
Class R-1	2,494	248	541	54		(4,438)	(442)	(1,403)	(140)
Class R-2	32,140	3,202	7,740	772		(42,743)	(4,265)	(2,863)	(291)
Class R-2E	3,596	357	454	46		(1,770)	(177)	2,280	226
Class R-3	41,777	4,162	9,861	984		(57,697)	(5,753)	(6,059)	(607)
Class R-4	32,902	3,270	8,452	844		(36,738)	(3,661)	4,616	453
Class R-5E	6,084	606	407	41		(1,249)	(124)	5,242	523
Class R-5	15,588	1,554	5,084	507		(23,888)	(2,380)	(3,216)	(319)
Class R-6	445,117	44,364	140,294	13,997		(221,109)	(21,962)	364,302	36,399
Total net increase (decrease)	$3,302,406	328,622	$974,226	97,227		$(3,777,795)	(376,736)	$498,837	49,113

Year ended September 30, 2018

Class A	$975,121	94,672	$600,402	58,440		$(2,237,260)	(217,176)	$(661,737)	(64,064)
Class C	59,352	5,760	31,433	3,059		(219,232)	(21,294)	(128,447)	(12,475)
Class T	—	—	—	—		—	—	—	—
Class F-1	153,893	14,978	29,181	2,838		(300,048)	(29,212)	(116,974)	(11,396)
Class F-2	569,367	55,323	60,287	5,868		(554,380)	(53,758)	75,274	7,433
Class F-3	217,161	21,089	22,639	2,205		(147,758)	(14,361)	92,042	8,933
Class 529-A	71,420	6,913	18,579	1,809		(72,429)	(7,037)	17,570	1,685
Class 529-C	10,310	1,000	3,617	352		(47,218)	(4,564)	(33,291)	(3,212)
Class 529-E	2,081	203	899	87		(3,778)	(367)	(798)	(77)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	7,040	683	1,645	160		(7,058)	(686)	1,627	157
Class R-1	2,388	233	537	52		(4,117)	(399)	(1,192)	(114)
Class R-2	32,956	3,200	7,621	742		(52,771)	(5,126)	(12,194)	(1,184)
Class R-2E	2,881	280	330	32		(1,853)	(181)	1,358	131
Class R-3	47,053	4,569	9,850	959		(67,734)	(6,580)	(10,831)	(1,052)
Class R-4	32,413	3,146	8,338	812		(58,041)	(5,636)	(17,290)	(1,678)
Class R-5E	3,456	336	105	10		(110)	(11)	3,451	335
Class R-5	22,245	2,158	4,856	473		(23,424)	(2,275)	3,677	356
Class R-6	428,678	41,550	113,590	11,060		(282,943)	(27,498)	259,325	25,112
Total net increase (decrease)	$2,637,815	256,093	$913,910	88,958		$(4,080,154)	(396,161)	$(528,429)	(51,110)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $7,986,071,000 and $7,805,449,000, respectively, during the year ended September 30, 2019.

American High-Income Trust	23

Financial highlights

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income to average net assets[3]
Class A:
9/30/2019	$10.25	$.62	$(.29)	$.33	$(.62)	$9.96	3.39%	$10,428		.72%		.72%		6.14%
9/30/2018	10.48	.61	(.25)	.36	(.59)	10.25	3.59	10,753		.69		.69		5.92
9/30/2017	10.18	.60	.27	.87	(.57)	10.48	8.73	11,666		.69		.69		5.79
9/30/2016	9.83	.61	.34	.95	(.60)	10.18	10.15	11,897		.71		.71		6.28
9/30/2015	11.09	.64	(1.25)	(.61)	(.65)	9.83	(5.84)	12,033		.67		.67		5.94
Class C:
9/30/2019	10.25	.55	(.29)	.26	(.55)	9.96	2.61	521		1.48		1.48		5.38
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.77	616		1.48		1.48		5.11
9/30/2017	10.18	.52	.27	.79	(.49)	10.48	7.87	760		1.48		1.48		5.00
9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.28	871		1.51		1.51		5.49
9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.59)	967		1.47		1.47		5.14
Class T:
9/30/2019	10.25	.65	(.29)	.36	(.65)	9.96	3.65 [5]	—	[6]	.47	[5]	.47	[5]	6.39	[5]
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.82 [5]	—	[6]	.47	[5]	.47	[5]	6.13	[5]
9/30/2017[7,8]	10.40	.30	.06	.36	(.28)	10.48	3.54 [5,9]	—	[6]	.23	[5,9]	.23	[5,9]	2.84	[5,9]
Class F-1:
9/30/2019	10.25	.62	(.29)	.33	(.62)	9.96	3.37	446		.74		.74		6.12
9/30/2018	10.48	.61	(.25)	.36	(.59)	10.25	3.54	481		.73		.73		5.86
9/30/2017	10.18	.60	.26	.86	(.56)	10.48	8.69	611		.73		.73		5.75
9/30/2016	9.83	.61	.34	.95	(.60)	10.18	10.12	643		.74		.74		6.26
9/30/2015	11.09	.63	(1.25)	(.62)	(.64)	9.83	(5.87)	677		.70		.70		5.91
Class F-2:
9/30/2019	10.25	.65	(.29)	.36	(.65)	9.96	3.66	1,281		.46		.46		6.41
9/30/2018	10.48	.64	(.25)	.39	(.62)	10.25	3.82	1,155		.46		.46		6.15
9/30/2017	10.18	.62	.27	.89	(.59)	10.48	8.99	1,103		.46		.46		6.04
9/30/2016	9.83	.63	.34	.97	(.62)	10.18	10.41	1,171		.48		.48		6.53
9/30/2015	11.09	.66	(1.25)	(.59)	(.67)	9.83	(5.64)	1,281		.45		.45		6.15
Class F-3:
9/30/2019	10.25	.66	(.29)	.37	(.66)	9.96	3.77	523		.36		.36		6.50
9/30/2018	10.48	.65	(.25)	.40	(.63)	10.25	3.93	437		.36		.36		6.26
9/30/2017[7,10]	10.38	.43	.08	.51	(.41)	10.48	4.95 [9]	354		.35	[11]	.35	[11]	6.05	[11]
Class 529-A:
9/30/2019	10.25	.62	(.29)	.33	(.62)	9.96	3.34	317		.78		.78		6.08
9/30/2018	10.48	.60	(.25)	.35	(.58)	10.25	3.51	330		.77		.77		5.84
9/30/2017	10.18	.59	.27	.86	(.56)	10.48	8.66	320		.76		.76		5.72
9/30/2016	9.83	.60	.34	.94	(.59)	10.18	10.05	314		.81		.81		6.18
9/30/2015	11.09	.63	(1.25)	(.62)	(.64)	9.83	(5.93)	312		.76		.76		5.84

24	American High-Income Trust

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
9/30/2019	$10.25	$.54	$(.29)	$.25	$(.54)	$9.96	2.58%	$53		1.51%		1.51%		5.35%
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.73	65		1.53		1.53		5.06
9/30/2017	10.18	.51	.27	.78	(.48)	10.48	7.83	100		1.53		1.53		4.95
9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.22	104		1.57		1.57		5.43
9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.65)	108		1.53		1.53		5.07
Class 529-E:
9/30/2019	10.25	.60	(.29)	.31	(.60)	9.96	3.15	16		.96		.96		5.90
9/30/2018	10.48	.58	(.25)	.33	(.56)	10.25	3.31	16		.96		.96		5.64
9/30/2017	10.18	.57	.27	.84	(.54)	10.48	8.44	17		.96		.96		5.52
9/30/2016	9.83	.58	.34	.92	(.57)	10.18	9.85	17		1.00		1.00		5.99
9/30/2015	11.09	.61	(1.25)	(.64)	(.62)	9.83	(6.12)	17		.97		.97		5.63
Class 529-T:
9/30/2019	10.25	.64	(.29)	.35	(.64)	9.96	3.59 [5]	—	[6]	.53	[5]	.53	[5]	6.32	[5]
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.76 [5]	—	[6]	.52	[5]	.52	[5]	6.08	[5]
9/30/2017[7,8]	10.40	.29	.07	.36	(.28)	10.48	3.51 [5,9]	—	[6]	.26	[5,9]	.26	[5,9]	2.81	[5,9]
Class 529-F-1:
9/30/2019	10.25	.64	(.29)	.35	(.64)	9.96	3.58	33		.54		.54		6.32
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.75	29		.54		.54		6.07
9/30/2017	10.18	.62	.26	.88	(.58)	10.48	8.89	28		.54		.54		5.94
9/30/2016	9.83	.62	.34	.96	(.61)	10.18	10.30	24		.58		.58		6.40
9/30/2015	11.09	.65	(1.25)	(.60)	(.66)	9.83	(5.71)	22		.54		.54		6.07
Class R-1:
9/30/2019	10.25	.55	(.29)	.26	(.55)	9.96	2.61	9		1.49		1.49		5.38
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.77	11		1.48		1.48		5.12
9/30/2017	10.18	.52	.27	.79	(.49)	10.48	7.89	12		1.47		1.47		5.02
9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.29	16		1.50		1.50		5.51
9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.58)	19		1.46		1.46		5.15
Class R-2:
9/30/2019	10.25	.55	(.29)	.26	(.55)	9.96	2.63	143		1.46		1.46		5.40
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.80	150		1.46		1.46		5.14
9/30/2017	10.18	.52	.27	.79	(.49)	10.48	7.90	166		1.46		1.46		5.02
9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.27	184		1.52		1.52		5.47
9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.60)	183		1.48		1.48		5.13
Class R-2E:
9/30/2019	10.25	.58	(.29)	.29	(.58)	9.96	2.93	9		1.17		1.17		5.68
9/30/2018	10.48	.56	(.25)	.31	(.54)	10.25	3.09	7		1.18		1.18		5.44
9/30/2017	10.18	.55	.27	.82	(.52)	10.48	8.22	6		1.16		1.16		5.31
9/30/2016	9.83	.57	.34	.91	(.56)	10.18	9.72	3		1.16		1.16		5.66
9/30/2015	11.09	.63	(1.25)	(.62)	(.64)	9.83	(5.94)[5]	—	[6]	.79	[5]	.79	[5]	5.76	[5]

See end of table for footnotes.

American High-Income Trust	25

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income to average net assets[3]
Class R-3:
9/30/2019	$10.25	$.59	$(.29)	$.30	$(.59)	$9.96	3.09%	$164		1.01%		1.01%		5.85%
9/30/2018	10.48	.58	(.25)	.33	(.56)	10.25	3.26	175		1.01		1.01		5.60
9/30/2017	10.18	.57	.27	.84	(.54)	10.48	8.40	190		1.00		1.00		5.49
9/30/2016	9.83	.58	.34	.92	(.57)	10.18	9.78	195		1.06		1.06		5.95
9/30/2015	11.09	.60	(1.25)	(.65)	(.61)	9.83	(6.16)	209		1.01		1.01		5.61
Class R-4:
9/30/2019	10.25	.63	(.29)	.34	(.63)	9.96	3.41	138		.71		.71		6.16
9/30/2018	10.48	.61	(.25)	.36	(.59)	10.25	3.57	138		.70		.70		5.90
9/30/2017	10.18	.60	.27	.87	(.57)	10.48	8.73	158		.69		.69		5.79
9/30/2016	9.83	.61	.34	.95	(.60)	10.18	10.13	159		.73		.73		6.29
9/30/2015	11.09	.64	(1.25)	(.61)	(.65)	9.83	(5.86)	180		.69		.69		5.93
Class R-5E:
9/30/2019	10.25	.65	(.29)	.36	(.65)	9.96	3.62	8		.49		.49		6.35
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.80	3		.48		.48		6.22
9/30/2017	10.18	.63	.27	.90	(.60)	10.48	9.02	—	[6]	.59		.42		6.06
9/30/2016[7,12]	9.70	.53	.47	1.00	(.52)	10.18	10.70 [9]	—	[6]	.58	[11]	.57	[11]	6.37	[11]
Class R-5:
9/30/2019	10.25	.66	(.29)	.37	(.66)	9.96	3.72	79		.41		.41		6.46
9/30/2018	10.48	.64	(.25)	.39	(.62)	10.25	3.88	84		.40		.40		6.20
9/30/2017	10.18	.63	.27	.90	(.60)	10.48	9.05	82		.40		.40		6.08
9/30/2016	9.83	.64	.34	.98	(.63)	10.18	10.47	76		.42		.42		6.61
9/30/2015	11.09	.67	(1.25)	(.58)	(.68)	9.83	(5.58)	88		.39		.39		6.23
Class R-6:
9/30/2019	10.25	.66	(.29)	.37	(.66)	9.96	3.78	2,301		.35		.35		6.51
9/30/2018	10.48	.65	(.25)	.40	(.63)	10.25	3.94	1,994		.35		.35		6.26
9/30/2017	10.18	.63	.27	.90	(.60)	10.48	9.10	1,776		.35		.35		6.12
9/30/2016	9.83	.64	.34	.98	(.63)	10.18	10.54	1,169		.36		.36		6.62
9/30/2015	11.09	.67	(1.25)	(.58)	(.68)	9.83	(5.53)	1,046		.34		.34		6.26

	Year ended September 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes[13]	52%	62%	73%	76%	49%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Annualized.
[12]	Class R-5E shares began investment operations on November 20, 2015.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

26	American High-Income Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American High-Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the summary investment portfolio, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
November 8, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

American High-Income Trust	27

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2019, through September 30, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	American High-Income Trust

	Beginning account value 4/1/2019	Ending account value 9/30/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,013.79	$3.58	.71%
Class A – assumed 5% return	1,000.00	1,021.51	3.60	.71
Class C – actual return	1,000.00	1,009.95	7.41	1.47
Class C – assumed 5% return	1,000.00	1,017.70	7.44	1.47
Class T – actual return	1,000.00	1,015.07	2.27	.45
Class T – assumed 5% return	1,000.00	1,022.81	2.28	.45
Class F-1 – actual return	1,000.00	1,013.70	3.69	.73
Class F-1 – assumed 5% return	1,000.00	1,021.41	3.70	.73
Class F-2 – actual return	1,000.00	1,015.13	2.22	.44
Class F-2 – assumed 5% return	1,000.00	1,022.86	2.23	.44
Class F-3 – actual return	1,000.00	1,015.64	1.72	.34
Class F-3 – assumed 5% return	1,000.00	1,023.36	1.72	.34
Class 529-A – actual return	1,000.00	1,013.54	3.84	.76
Class 529-A – assumed 5% return	1,000.00	1,021.26	3.85	.76
Class 529-C – actual return	1,000.00	1,009.82	7.56	1.50
Class 529-C – assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class 529-E – actual return	1,000.00	1,012.63	4.74	.94
Class 529-E – assumed 5% return	1,000.00	1,020.36	4.76	.94
Class 529-T – actual return	1,000.00	1,014.73	2.63	.52
Class 529-T – assumed 5% return	1,000.00	1,022.46	2.64	.52
Class 529-F-1 – actual return	1,000.00	1,014.73	2.63	.52
Class 529-F-1 – assumed 5% return	1,000.00	1,022.46	2.64	.52
Class R-1 – actual return	1,000.00	1,009.97	7.41	1.47
Class R-1 – assumed 5% return	1,000.00	1,017.70	7.44	1.47
Class R-2 – actual return	1,000.00	1,010.13	7.21	1.43
Class R-2 – assumed 5% return	1,000.00	1,017.90	7.23	1.43
Class R-2E – actual return	1,000.00	1,011.52	5.85	1.16
Class R-2E – assumed 5% return	1,000.00	1,019.25	5.87	1.16
Class R-3 – actual return	1,000.00	1,012.37	4.99	.99
Class R-3 – assumed 5% return	1,000.00	1,020.10	5.01	.99
Class R-4 – actual return	1,000.00	1,013.90	3.48	.69
Class R-4 – assumed 5% return	1,000.00	1,021.61	3.50	.69
Class R-5E – actual return	1,000.00	1,014.91	2.48	.49
Class R-5E – assumed 5% return	1,000.00	1,022.61	2.48	.49
Class R-5 – actual return	1,000.00	1,015.41	1.97	.39
Class R-5 – assumed 5% return	1,000.00	1,023.11	1.98	.39
Class R-6 – actual return	1,000.00	1,015.69	1.72	.34
Class R-6 – assumed 5% return	1,000.00	1,023.36	1.72	.34

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American High-Income Trust	29

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2019:

Qualified dividend income	$2,179,000
Corporate dividends received deduction	$561,000
U.S. government income that may be exempt from state taxation	$5,095,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

30	American High-Income Trust

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American High-Income Trust	31

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32	American High-Income Trust

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American High-Income Trust	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	88	General Finance Corporation
James G. Ellis, 1947	2006	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	98	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	85	None
Mary Davis Holt, 1950	2015-2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	85	None
R. Clark Hooper, 1946	2005	Private investor	88	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	87	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	89	None
Alexandra Trower, 1964	2019	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	84	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Vice Chairman and Director, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	84	None
Karl J. Zeile, 1966	2019	Partner – Capital Fixed Income Investors, Capital Research and Management Company	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	American High-Income Trust

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David A. Daigle, 1967 President	2008	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Kristine M. Nishiyama, 1970 Executive Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Tara L. Torrens, 1979 Senior Vice President	2016	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Tom Chow, 1966 Vice President	2015	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Shannon Ward, 1964 Vice President	2017	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, except Tom Chow and Tara L. Torrens, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American High-Income Trust	35

Office of the fund
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American High-Income Trust

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete September 30, 2019, portfolio of American High-Income Trust’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American High-Income Trust, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection herewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

AHIT

Registrant:

a) Audit Fees:
2018	$173,000
2019	$30,000

b) Audit-Related Fees:
2018	$4,000
2019	$4,000

c) Tax Fees:
2018	$8,000
2019	$12,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2018	None
2019	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2018	$1,158,000
2019	$1,440,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2018	$5,000
2019	$78,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2018	None
2019	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,230,000 for fiscal year 2018 and $1,534,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American High-Income Trust®
Investment portfolio
September 30, 2019
Bonds, notes & other debt instruments 88.36% Corporate bonds & notes 88.12% Communication services 14.95%	Principal amount (000)	Value (000)
Altice Finco SA 8.125% 2024[1]	$17,545	$18,203
Altice France SA, Term Loan B-13, (3-month USD-LIBOR + 4.00%) 6.028% 2026[2,3]	9,007	8,994
Altice NV 6.625% 2023[1]	9,460	9,732
Altice NV, First Lien, 7.75% 2022[1]	7,449	7,626
Altice SA 7.625% 2025[1]	32,250	33,742
Cablevision Systems Corp. 5.125% 2021[1]	6,850	6,860
Cablevision Systems Corp. 6.75% 2021	44,150	47,682
Cablevision Systems Corp. 5.50% 2027[1]	2,700	2,862
Cablevision Systems Corp. 5.75% 2030[1]	11,800	12,347
CBS Corp. 7.25% 2024[1]	3,325	3,458
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00% 2023[1]	21,675	22,081
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2023[1]	12,125	12,455
CCO Holdings LLC and CCO Holdings Capital Corp. 5.875% 2024[1]	3,835	4,011
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2025[1]	1,600	1,664
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[1]	11,000	11,549
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	61,225	64,745
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[1]	62,990	65,903
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[1]	45,300	46,942
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2029[1]	11,525	12,303
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[1]	10,405	10,574
CenturyLink, Inc. 6.75% 2023	65,675	72,078
CenturyLink, Inc. 7.50% 2024	9,100	10,200
CenturyLink, Inc. 7.65% 2042	3,625	3,543
CenturyLink, Inc., Series T, 5.80% 2022	6,000	6,352
Cinemark USA, Inc. 4.875% 2023	9,673	9,842
Clear Channel Worldwide Holdings, Inc. 9.25% 2024[1]	22,289	24,544
CSC Holdings, LLC 7.75% 2025[1]	1,500	1,617
CSC Holdings, LLC 5.50% 2026[1]	12,475	13,160
Cumulus Media New Holdings Inc. 6.75% 2026[1]	29,150	30,644
Diamond Sports Group LLC 5.375% 2026[1]	23,695	24,643
Diamond Sports Group LLC 6.625% 2027[1]	18,327	19,034
DISH DBS Corp. 5.125% 2020	2,000	2,028
DISH DBS Corp. 6.75% 2021	11,000	11,603
Embarq Corp. 7.995% 2036	10,000	9,934
Entercom Media Corp. 6.50% 2027[1]	3,630	3,802
Frontier Communications Corp. 8.50% 2020	8,175	4,333
Frontier Communications Corp. 9.25% 2021	12,775	5,845
Frontier Communications Corp. 10.50% 2022	137,550	63,703
Frontier Communications Corp. 11.00% 2025	221,729	101,302
Frontier Communications Corp. 8.50% 2026[1]	17,225	17,266
Frontier Communications Corp. 8.00% 2027[1]	27,765	29,353
Getty Images Inc. 9.75% 2027[1]	11,775	11,919
Getty Images Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.563% 2026[2,3]	11,186	11,151
Gogo Inc. 9.875% 2024[1]	159,500	171,064
Gray Television, Inc. 7.00% 2027[1]	11,275	12,430
iHeartCommunications, Inc. 6.375% 2026	9,018	9,784
American High-Income Trust — Page 1 of 17

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
iHeartCommunications, Inc. 5.25% 2027[1]	$39,197	$40,863
iHeartCommunications, Inc. 8.375% 2027	19,278	20,917
iHeartCommunications, Inc., Term Loan D, (3-month USD-LIBOR + 4.00%) 6.10% 2026[2,3]	9,657	9,733
Inmarsat PLC 4.875% 2022[1]	48,055	48,881
Inmarsat PLC 6.50% 2024[1]	6,975	7,341
Inmarsat PLC 6.75% 2026[1]	46,150	47,073
Intelsat Jackson Holding Co. 5.50% 2023	60,910	57,127
Intelsat Jackson Holding Co. 6.625% 2024[2]	30,675	31,288
Intelsat Jackson Holding Co. 8.00% 2024[1]	10,250	10,673
Intelsat Jackson Holding Co. 8.50% 2024[1]	61,075	61,667
Level 3 Communications, Inc. 5.25% 2026	11,425	11,909
Liberty Global PLC 5.50% 2028[1]	8,250	8,580
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 11.22% 2020 (100% PIK)[2,3,4]	33,374	26,565
Live Nation Entertainment, Inc. 4.875% 2024[1]	3,900	4,050
Live Nation Entertainment, Inc. 5.625% 2026[1]	3,600	3,839
Loral Space & Communications Inc. 6.50% 2027[1]	19,970	20,369
MDC Partners Inc. 6.50% 2024[1]	155,794	142,746
Meredith Corp. 6.875% 2026	97,969	100,051
Neptune Finco Corp. (Altice NV) 6.625% 2025[1]	10,600	11,372
Neptune Finco Corp. (Altice NV) 10.875% 2025[1]	2,098	2,380
Netflix, Inc. 5.375% 2029[1]	14,100	14,699
Nexstar Broadcasting, Inc. 5.625% 2024[1]	9,000	9,390
Nexstar Escrow Corp. 5.625% 2027[1]	28,545	29,972
Numericable Group SA 7.375% 2026[1]	21,300	22,918
OUTFRONT Media Cap LLC 5.00% 2027[1]	8,905	9,373
Qwest Capital Funding, Inc. 6.875% 2028	14,900	14,155
Sirius XM Radio Inc. 3.875% 2022[1]	24,550	25,072
Sirius XM Radio Inc. 4.625% 2023[1]	7,475	7,655
Sirius XM Radio Inc. 4.625% 2024[1]	13,140	13,657
Sirius XM Radio Inc. 5.50% 2029[1]	14,525	15,542
Sprint Corp. 7.25% 2021	18,765	20,071
Sprint Corp. 11.50% 2021	52,330	61,030
Sprint Corp. 7.875% 2023	13,995	15,408
Sprint Corp. 7.125% 2024	7,250	7,832
Sprint Corp. 6.875% 2028	53,815	58,804
Sprint Corp. 8.75% 2032	61,630	76,172
T-Mobile US, Inc. 4.00% 2022	7,025	7,218
T-Mobile US, Inc. 6.375% 2025	9,625	9,995
T-Mobile US, Inc. 6.50% 2026	9,775	10,534
Trilogy International Partners, LLC 8.875% 2022[1]	52,813	50,568
Univision Communications Inc. 5.125% 2023[1]	89,807	90,032
Univision Communications Inc. 5.125% 2025[1]	62,694	61,283
Warner Music Group 5.00% 2023[1]	19,875	20,397
Warner Music Group 4.875% 2024[1]	3,175	3,298
Warner Music Group 5.50% 2026[1]	8,275	8,709
Zayo Group Holdings, Inc. 6.00% 2023	7,000	7,219
Zayo Group Holdings, Inc. 6.375% 2025	3,000	3,101
Zayo Group Holdings, Inc. 5.75% 2027[1]	2,700	2,767
Ziggo Bond Finance BV 5.50% 2027[1]	30,925	32,394
		2,461,596
American High-Income Trust — Page 2 of 17

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care 13.29%	Principal amount (000)	Value (000)
Auris Luxembourg III SARL, Term Loan, (3-month USD-LIBOR + 3.75%) 5.794% 2026[2,3,5]	$12,083	$12,007
Bausch Health Companies Inc. 7.00% 2028[1]	10,270	11,088
Centene Corp. 5.625% 2021	10,315	10,467
Centene Corp. 4.75% 2022	58,125	59,517
Centene Corp. 6.125% 2024	25,825	26,960
Centene Corp. 4.75% 2025	36,490	37,548
Centene Corp. 5.375% 2026[1]	29,730	31,217
Charles River Laboratories International, Inc. 5.50% 2026[1]	7,465	7,959
Concordia International Corp. 8.00% 2024	3,251	3,178
Concordia International Corp., Term Loan, (3-month USD-LIBOR + 5.50%) 7.528% 2024[2,3]	884	836
DaVita HealthCare Partners Inc. 5.125% 2024	16,840	17,156
DaVita HealthCare Partners Inc. 5.00% 2025	14,900	14,900
Eagle Holding Co. II LLC 7.625% 2022[1,4]	10,700	10,807
Eagle Holding Co. II LLC 7.75% 2022[1,4]	52,595	53,121
Encompass Health Corp. 4.50% 2028	15,514	15,723
Encompass Health Corp. 4.75% 2030	7,410	7,506
Endo International PLC 5.75% 2022[1]	44,719	29,067
Endo International PLC 6.00% 2023[1]	42,135	26,054
Endo International PLC 5.875% 2024[1]	21,075	18,757
Endo International PLC 6.00% 2025[1,6]	40,505	23,999
Envision Healthcare Corp. 8.75% 2026[1]	17,930	11,027
Envision Healthcare Corp., Term Loan, (3-month USD-LIBOR + 3.75%) 5.794% 2025[2,3]	5,434	4,447
HCA Inc. 7.50% 2022	3,860	4,288
HCA Inc. 5.875% 2023	16,750	18,467
HCA Inc. 5.875% 2026	4,500	5,042
HCA Inc. 5.625% 2028	17,900	19,991
HCA Inc. 5.50% 2047	7,494	8,485
HCA Inc. 5.25% 2049	681	751
HealthSouth Corp. 5.75% 2024	7,952	8,065
HealthSouth Corp. 5.75% 2025	18,115	18,991
Hill-Rom Holdings, Inc. 4.375% 2027[1]	20,174	20,675
IMS Health Holdings, Inc. 5.00% 2026[1]	42,760	44,951
inVentiv Health, Inc. 7.50% 2024[1]	27,447	28,442
Iqvia Inc. 5.00% 2027[1]	5,465	5,738
Jaguar Holding Co. 6.375% 2023[1]	27,655	28,658
Kinetic Concepts, Inc. 7.875% 2021[1]	29,411	30,048
Kinetic Concepts, Inc. 12.50% 2021[1]	85,087	90,618
Mallinckrodt PLC 4.875% 2020[1]	99,795	62,372
Mallinckrodt PLC 5.75% 2022[1]	9,630	3,659
Mallinckrodt PLC 5.625% 2023[1]	3,096	1,037
Molina Healthcare, Inc. 5.375% 2022	103,986	110,619
Molina Healthcare, Inc. 4.875% 2025[1]	51,880	52,334
Multiplan, Inc. 8.50% 2022[1,4]	4,560	3,899
NVA Holdings Inc. 6.875% 2026[1]	17,225	18,366
Owens & Minor, Inc. 3.875% 2021	32,485	31,673
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.60% 2025[2,3]	12,722	11,243
Par Pharmaceutical Companies Inc. 7.50% 2027[1]	62,725	57,237
PAREXEL International Corp. 6.375% 2025[1]	37,214	34,423
Prestige Brands International Inc. 6.375% 2024[1]	10,966	11,459
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 3.25%) 5.294% 2023[2,3,5,7]	15,332	15,252
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.59% 2023 (100% PIK)[2,3,4,5,7]	84,090	84,931
Sotera Health Topco, Inc. 8.125% 2021[1,4]	31,240	31,357
Sterigenics-Nordion Holdings, LLC 6.50% 2023[1]	9,650	9,879
American High-Income Trust — Page 3 of 17

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Surgery Center Holdings 10.00% 2027[1]	$10,445	$10,628
Team Health Holdings, Inc. 6.375% 2025[1]	78,233	54,450
Tenet Healthcare Corp. 8.125% 2022	45,835	49,788
Tenet Healthcare Corp. 4.625% 2024	46,636	48,104
Tenet Healthcare Corp. 4.875% 2026[1]	118,890	122,160
Tenet Healthcare Corp. 5.125% 2027[1]	18,840	19,492
Tenet Healthcare Corp. 6.25% 2027[1]	12,250	12,754
Teva Pharmaceutical Finance Co. BV 2.20% 2021	8,335	7,647
Teva Pharmaceutical Finance Co. BV 2.80% 2023	70,371	57,089
Teva Pharmaceutical Finance Co. BV 6.00% 2024	112,780	97,625
Teva Pharmaceutical Finance Co. BV 3.15% 2026	22,985	16,147
Teva Pharmaceutical Finance Co. BV 6.75% 2028	19,035	15,680
U.S. Renal Care Inc., Term Loan B, (3-month USD-LIBOR + 5.00%) 7.063% 2026[2,3]	10,075	9,580
Valeant Pharmaceuticals International, Inc. 6.50% 2022[1]	8,125	8,409
Valeant Pharmaceuticals International, Inc. 5.875% 2023[1]	32,521	33,049
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	163,318	169,851
Valeant Pharmaceuticals International, Inc. 9.00% 2025[1]	50,780	57,191
Valeant Pharmaceuticals International, Inc. 9.25% 2026[1]	55,150	62,802
Valeant Pharmaceuticals International, Inc. 8.50% 2027[1]	13,360	15,027
Verscend Holding Corp., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.544% 2025[2,3]	7,648	7,684
Vizient Inc. 6.25% 2027[1]	2,320	2,494
WellCare Health Plans, Inc. 5.375% 2026[1]	4,085	4,370
		2,188,312
Materials 11.56%
AK Steel Holding Corp. 7.625% 2021	27,050	26,779
AK Steel Holding Corp. 6.375% 2025	11,825	10,140
AK Steel Holding Corp. 7.00% 2027	3,700	3,187
ArcelorMittal 6.125% 2025	7,000	7,884
Ardagh Packaging Finance 4.625% 2023[1]	7,605	7,805
Ardagh Packaging Finance 6.00% 2025[1]	30,833	32,316
Axalta Coating Systems LLC 4.875% 2024[1]	12,250	12,709
Ball Corp. 4.375% 2020	8,175	8,363
Ball Corp. 5.00% 2022	8,925	9,441
Berry Global Escrow Corp. 4.875% 2026[1]	13,760	14,257
Berry Plastics Corp. 5.50% 2022	5,780	5,881
Blue Cube Spinco Inc. (Olin Corp.) 9.75% 2023	4,820	5,266
Blue Cube Spinco Inc. (Olin Corp.) 10.00% 2025	4,260	4,790
BWAY Parent Co., Inc. 5.50% 2024[1]	28,725	29,725
BWAY Parent Co., Inc. 7.25% 2025[1]	3,005	2,852
Carlyle Group LP 8.75% 2023[1,4]	8,250	8,250
CF Industries, Inc. 4.95% 2043	9,280	9,129
Chemours Co. 6.625% 2023	30,318	30,053
Chemours Co. 7.00% 2025	7,005	6,649
Cleveland-Cliffs Inc. 4.875% 2024[1]	61,375	62,602
Cleveland-Cliffs Inc. 5.75% 2025	64,007	63,047
Cleveland-Cliffs Inc. 5.875% 2027[1]	82,475	78,318
Consolidated Energy Finance SA 6.875% 2025[1]	12,625	12,720
Consolidated Energy Finance SA 6.50% 2026[1]	20,430	19,919
Crown Holdings, Inc. 4.50% 2023	3,000	3,157
Crown Holdings, Inc. 7.375% 2026	2,000	2,440
CVR Partners, LP 9.25% 2023[1]	32,370	33,867
First Quantum Minerals Ltd. 7.00% 2021[1]	5,232	5,284
First Quantum Minerals Ltd. 7.25% 2022[1]	43,850	43,650
American High-Income Trust — Page 4 of 17

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
First Quantum Minerals Ltd. 7.25% 2023[1]	$62,580	$61,954
First Quantum Minerals Ltd. 6.50% 2024[1]	46,448	44,532
First Quantum Minerals Ltd. 7.50% 2025[1]	130,275	128,972
First Quantum Minerals Ltd. 6.875% 2026[1]	67,275	64,416
Freeport-McMoRan Inc. 3.55% 2022	55,559	55,837
Freeport-McMoRan Inc. 3.875% 2023	5,680	5,737
FXI Holdings, Inc. 7.875% 2024[1]	88,886	77,553
Greif, Inc. 6.50% 2027[1]	6,955	7,393
H.I.G. Capital, LLC 6.75% 2024[1]	15,886	14,750
Hexion Inc. 7.875% 2027[1]	40,385	40,082
INEOS Group Holdings SA 5.625% 2024[1]	22,325	23,104
LSB Industries, Inc. 9.625% 2023[1]	82,040	86,962
Mineral Resources Ltd. 8.125% 2027[1]	40,150	41,427
Neon Holdings, Inc. 10.125% 2026[1]	33,530	33,865
Nova Chemicals Corp. 4.875% 2024[1]	27,025	27,893
Nova Chemicals Corp. 5.25% 2027[1]	42,965	44,881
Novelis Corp. 6.25% 2024[1]	10,140	10,622
Novelis Corp. 5.875% 2026[1]	5,650	5,940
Owens-Illinois, Inc. 5.00% 2022[1]	3,920	4,058
Owens-Illinois, Inc. 5.875% 2023[1]	22,970	24,463
Owens-Illinois, Inc. 6.375% 2025[1]	8,101	8,628
Plastipak Holdings, Inc. 6.25% 2025[1]	4,910	4,112
Platform Specialty Products Corp. 5.875% 2025[1]	10,180	10,705
Rayonier Advanced Materials Inc. 5.50% 2024[1]	38,720	28,483
Reynolds Group Inc. 5.75% 2020	29,214	29,312
Reynolds Group Inc. 7.00% 2024[1]	11,700	12,146
Ryerson Inc. 11.00% 2022[1]	91,730	97,004
S.P.C.M. SA 4.875% 2025[1]	14,375	14,698
Sealed Air Corp. 4.875% 2022[1]	8,250	8,693
Sealed Air Corp. 5.25% 2023[1]	4,410	4,719
Standard Industries Inc. 6.00% 2025[1]	5,375	5,662
Starfruit US Holdco LLC 8.00% 2026[1]	14,250	14,286
Summit Materials, Inc. 6.125% 2023	22,562	23,070
Summit Materials, Inc. 6.50% 2027[1]	5,385	5,762
TPC Group Inc. 10.50% 2024[1]	69,080	72,361
Trivium Packaging BV 5.50% 2026[1]	18,255	19,235
Trivium Packaging BV 8.50% 2027[1]	15,761	17,081
Tronox Ltd. 5.75% 2025[1]	5,830	5,543
Tronox Ltd. 6.50% 2026[1]	64,218	61,489
United States Steel Corp. 6.875% 2025	5,925	5,377
Venator Materials Corp. 5.75% 2025[1]	80,418	68,154
Warrior Met Coal, Inc. 8.00% 2024[1]	12,847	13,369
Zekelman Industries Inc. 9.875% 2023[1]	9,215	9,716
		1,904,526
Energy 10.75%
American Energy (Permian Basin) (3-month USD-LIBOR + 6.50%) 9.076% 2019[1,3,8]	6,750	1,114
American Energy (Permian Basin) 7.125% 2020[1,8]	54,047	8,918
American Energy (Permian Basin) 7.375% 2021[1,8]	49,175	8,114
Antero Resources Corp. 5.375% 2024	12,500	11,309
Ascent Resources - Utica LLC 10.00% 2022[1]	10,510	10,559
Ascent Resources - Utica LLC 7.00% 2026[1]	27,765	23,323
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.528% 2023[2,3,5,9]	7,958	7,720
Berry Petroleum Corp. 7.00% 2026[1]	7,420	7,142
American High-Income Trust — Page 5 of 17

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Blue Racer Midstream LLC and Blue Racer Finance Corp. 6.125% 2022[1]	$38,900	$39,301
Bruin E&P Partners, LLC 8.875% 2023[1]	9,660	7,269
Calfrac Well Services Ltd. 8.50% 2026[1]	7,900	3,555
California Resources Corp. 8.00% 2022[1]	8,385	4,193
California Resources Corp., Term Loan B1, (3-month USD-LIBOR + 10.375%) 12.419% 2021[2,3]	6,000	5,283
California Resources Corp., Term Loan B, (3-month USD-LIBOR + 4.75%) 6.794% 2022[2,3]	20,525	18,524
Carrizo Oil & Gas Inc. 6.25% 2023	45,300	43,148
Centennial Resource Production, LLC 6.875% 2027[1]	6,857	6,874
Cheniere Energy Partners, LP 4.50% 2029[1]	23,622	24,257
Cheniere Energy, Inc. 7.00% 2024	15,255	17,562
Cheniere Energy, Inc. 5.875% 2025	4,750	5,296
Chesapeake Energy Corp. 4.875% 2022	28,871	23,458
Chesapeake Energy Corp. 5.75% 2023	3,704	2,852
Chesapeake Energy Corp. 8.00% 2025	21,200	15,423
Chesapeake Energy Corp. 8.00% 2027	26,715	18,099
Citgo Holding, Inc. 9.25% 2024[1]	9,091	9,682
Comstock Resources, Inc. 9.75% 2026	43,200	36,288
CONSOL Energy Inc. 5.875% 2022	75,209	72,577
Convey Park Energy LLC 7.50% 2025[1]	21,535	17,336
DCP Midstream Operating LP 4.95% 2022	13,753	14,234
Denbury Resources Inc. 9.00% 2021[1]	36,265	33,817
Denbury Resources Inc. 7.75% 2024[1]	19,605	15,292
Diamond Offshore Drilling, Inc. 3.45% 2023	500	376
Diamond Offshore Drilling, Inc. 7.875% 2025	17,975	14,200
Diamond Offshore Drilling, Inc. 4.875% 2043	24,590	11,496
Enbridge Energy Partners, LP 7.375% 2045	7,895	11,709
Encino Acquisitions Partners LLC , Term Loan, (3-month USD-LIBOR + 6.75%) 8.794% 2025[2,3,5]	8,775	5,484
EP Energy Corp. 8.00% 2024[1]	6,600	2,558
EP Energy Corp. 7.75% 2026[1]	12,785	9,653
Extraction Oil & Gas, Inc. 7.375% 2024[1]	19,850	13,101
Extraction Oil & Gas, Inc. 5.625% 2026[1]	31,080	19,192
Genesis Energy, LP 6.75% 2022	28,099	28,615
Genesis Energy, LP 6.50% 2025	23,140	22,648
Global Partners LP/GLP Finance Corp. 7.00% 2023	5,250	5,427
Hi-Crush Partners LP 9.50% 2026[1]	6,750	3,949
Indigo Natural Resources LLC 6.875% 2026[1]	12,080	10,947
Jonah Energy LLC 7.25% 2025[1]	42,475	14,654
KCA Deutag UK Finance PLC 7.25% 2021[1]	14,630	9,253
KCA Deutag UK Finance PLC 9.625% 2023[1]	7,900	4,997
Laredo Petroleum, Inc. 5.625% 2022	5,940	5,613
Matador Resources Co. 5.875% 2026	8,565	8,624
McDermott International, Inc. 10.625% 2024[1]	72,400	17,557
McDermott International, Inc., Term Loan B, (3-month USD-LIBOR + 5.00%) 7.104% 2025[2,3]	37,377	23,911
Murphy Oil Corp. 6.875% 2024	7,150	7,507
Murphy Oil Corp. 5.75% 2025	5,000	5,100
Nabors Industries Inc. 5.50% 2023	11,000	9,102
Nabors Industries Inc. 5.75% 2025	6,940	5,170
NGL Energy Partners LP 7.50% 2023	13,165	13,478
NGL Energy Partners LP 6.125% 2025	42,765	40,947
NGPL PipeCo LLC 4.375% 2022[1]	1,420	1,473
NGPL PipeCo LLC 4.875% 2027[1]	1,010	1,085
Nine Energy Service, Inc. 8.75% 2023[1]	8,620	7,025
Noble Corp. PLC 7.95% 2025[6]	4,595	2,929
Noble Corp. PLC 8.95% 2045[6]	14,615	7,308
American High-Income Trust — Page 6 of 17

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
NuStar Logistics, LP 6.00% 2026	$10,115	$10,973
Oasis Petroleum Inc. 6.875% 2022	50,000	46,875
Oasis Petroleum Inc. 6.875% 2023	5,700	5,244
Oasis Petroleum Inc. 6.25% 2026[1]	8,710	7,099
Occidental Petroleum Corp. 4.30% 2039	8,775	9,022
Pacific Drilling SA 8.375% 2023[1]	9,080	7,661
PDC Energy Inc. 5.75% 2026	15,725	15,530
Peabody Energy Corp. 6.00% 2022[1]	39,400	39,794
Peabody Energy Corp. 6.375% 2025[1]	825	817
Petróleos Mexicanos 6.49% 2027[1]	2,065	2,155
Petróleos Mexicanos 5.35% 2028	7,343	7,036
Petróleos Mexicanos 6.84% 2030[1]	26,486	27,438
Petróleos Mexicanos 7.69% 2050[1]	4,312	4,507
QEP Resources, Inc. 5.375% 2022	4,070	3,908
QEP Resources, Inc. 5.25% 2023	10,410	9,708
QEP Resources, Inc. 5.625% 2026	38,233	33,072
QGOG Constellation SA 9.50% 2024[1,4,8]	91,001	39,586
Range Resources Corp. 5.00% 2022	730	688
Range Resources Corp. 4.875% 2025	7,060	5,860
Sabine Pass Liquefaction, LLC 5.625% 2021[6]	3,105	3,208
Sabine Pass Liquefaction, LLC 5.625% 2025	1,800	2,024
Sanchez Energy Corp. 7.25% 2023[1,8]	25,450	18,451
Sanchez Energy Corp., Term Loan, (3-month USD-LIBOR + 8.00%) 10.176% 2020[2,3,5,7]	2,941	2,941
Seven Generations Energy Ltd. 5.375% 2025[1]	5,100	5,068
SM Energy Co. 6.125% 2022	14,391	13,864
SM Energy Co. 5.00% 2024	11,380	10,270
SM Energy Co. 5.625% 2025	19,205	16,560
SM Energy Co. 6.75% 2026	4,120	3,626
SM Energy Co. 6.625% 2027	7,050	6,098
Southwestern Energy Co. 6.20% 2025[6]	5,075	4,517
Southwestern Energy Co. 7.50% 2026	22,900	20,037
Southwestern Energy Co. 7.75% 2027	3,985	3,494
Sunoco LP 4.875% 2023	32,705	33,645
Sunoco LP 5.50% 2026	6,710	7,020
Sunoco LP 6.00% 2027	7,125	7,570
Tallgrass Energy Partners, LP 5.50% 2024[1]	7,925	7,925
Tapstone Energy Inc. 9.75% 2022[1]	18,945	5,210
Targa Resources Partners LP 6.75% 2024	1,000	1,039
Targa Resources Partners LP 5.125% 2025	1,080	1,116
Targa Resources Partners LP 6.50% 2027[1]	10,615	11,608
Targa Resources Partners LP 6.875% 2029[1]	11,920	13,053
Teekay Corp. 9.25% 2022[1]	47,795	48,870
Teekay Offshore Partners LP 8.50% 2023[1]	27,825	27,616
Transocean Guardian Ltd. 5.875% 2024[1]	8,304	8,387
Transocean Inc. 8.375% 2021[6]	18,490	19,045
Transocean Inc. 9.00% 2023[1]	21,763	22,661
Transocean Inc. 7.75% 2024[1]	8,063	8,466
Transocean Inc. 6.125% 2025[1]	31,012	31,632
Transocean Inc. 7.25% 2025[1]	9,175	8,120
Transocean Inc. 7.50% 2026[1]	3,000	2,678
Transocean Poseidon Ltd. 6.875% 2027[1]	6,280	6,500
Transocean Sentry Ltd. 5.375% 2023[1]	14,625	14,662
Ultra Petroleum Corp. 11.00% 2024 (18.18% PIK)[4]	54,218	7,862
USA Compression Partners, LP 6.875% 2026	7,600	7,923
American High-Income Trust — Page 7 of 17

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
USA Compression Partners, LP 6.875% 2027[1]	$15,050	$15,614
Valaris PLC 7.75% 2026	18,700	10,102
Valaris PLC 5.75% 2044	30,420	13,081
Vine Oil & Gas LP 8.75% 2023[1]	40,765	18,752
Vine Oil & Gas LP 9.75% 2023[1]	16,025	7,572
W&T Offshore, Inc. 9.75% 2023[1]	15,159	14,547
Weatherford International LLC 9.875% 2025[8]	21,690	7,591
Weatherford International Ltd., Term Loan, (3-month USD-LIBOR + 3.00%) 5.07% 2020[2,3,5]	48,679	48,801
Weatherford International PLC 5.125% 2020[8]	1,018	356
Weatherford International PLC 4.50% 2022[8]	27,600	9,660
Weatherford International PLC 8.25% 2023[8]	27,795	10,006
Weatherford International PLC 9.875% 2024[8]	20,375	7,386
Weatherford International PLC 6.50% 2036[8]	39,275	13,746
Weatherford International PLC 7.00% 2038[8]	4,070	1,445
Weatherford International PLC 6.75% 2040[8]	45,695	16,107
Whiting Petroleum Corp. 5.75% 2021	10,925	10,475
Whiting Petroleum Corp. 6.25% 2023	6,647	5,151
Whiting Petroleum Corp. 6.625% 2026	14,390	9,785
WPX Energy Inc. 5.75% 2026	2,735	2,814
		1,770,337
Consumer discretionary 10.08%
Adient US LLC 7.00% 2026[1]	8,950	9,375
Allied Universal Holdco LLC 6.625% 2026[1]	16,135	17,083
Allied Universal Holdco LLC 9.75% 2027[1]	49,540	51,750
American Axle & Manufacturing Holdings, Inc. 6.50% 2027	12,585	12,019
Boyd Gaming Corp. 6.875% 2023	1,260	1,312
Cedar Fair, LP 5.25% 2029[1]	4,045	4,343
Churchill Downs Inc. 4.75% 2028[1]	18,520	19,076
Cirsa Gaming Corp. SA 7.875% 2023[1]	75,162	80,010
Codere Finance 2 (Luxembourg) SA 7.625% 2021[1]	17,715	17,450
Extended Stay America Inc. 4.625% 2027[1]	12,476	12,538
Fertitta Entertainment, Inc. 6.75% 2024[1]	12,075	12,407
Fertitta Entertainment, Inc. 8.75% 2025[1]	47,705	49,852
Golden Entertainment, Inc. 7.625% 2026[1]	5,800	6,075
Hanesbrands Inc. 4.625% 2024[1]	22,210	23,515
Hanesbrands Inc. 4.875% 2026[1]	30,540	32,418
Hilton Worldwide Holdings Inc. 4.25% 2024	4,275	4,366
Hilton Worldwide Holdings Inc. 4.875% 2030[1]	8,495	8,991
International Game Technology 6.50% 2025[1]	6,475	7,220
International Game Technology 6.25% 2027[1]	10,825	12,070
Lennar Corp. 8.375% 2021	18,725	20,153
Levi Strauss & Co. 5.00% 2025	5,570	5,813
Limited Brands, Inc. 6.625% 2021	6,750	7,155
McGraw-Hill Global Education Holdings, LLC 7.875% 2024[1]	1,500	1,305
McGraw-Hill Global Education Holdings, LLC, Term Loan B, (3-month USD-LIBOR + 4.00%) 6.044% 2022[2,3]	9,182	8,596
Merlin Entertainment 5.75% 2026[1]	10,390	10,786
MGM Growth Properties LLC 5.625% 2024	3,600	3,960
MGM Resorts International 7.75% 2022	16,675	18,697
MGM Resorts International 6.00% 2023	9,190	10,148
MGM Resorts International 5.50% 2027	12,050	13,235
Neiman Marcus Group Ltd. LLC 8.00% 2024[1]	49,754	14,802
Neiman Marcus Group Ltd. LLC 8.75% 2024[1]	57,852	17,500
Neiman Marcus Group Ltd. LLC 14.00% 2024[1,4]	70,698	40,298
American High-Income Trust — Page 8 of 17

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Neiman Marcus Group Ltd. LLC, Term Loan B, (3-month USD-LIBOR + 6.00%) 8.73% 2023 (11.46% PIK)[2,3,4]	$38,946	$30,037
NMG Finco PLC 5.75% 2022[1]	33,096	31,751
Panther BF Aggregator 2, LP 6.25% 2026[1]	24,295	25,631
Panther BF Aggregator 2, LP 8.50% 2027[1]	28,450	28,877
PetSmart, Inc. 7.125% 2023[1]	141,024	133,268
PetSmart, Inc. 5.875% 2025[1]	99,719	99,719
PetSmart, Inc. 8.875% 2025[1]	121,125	115,371
PetSmart, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 5.04% 2022[2,3]	48,434	46,799
Sally Holdings LLC and Sally Capital Inc. 5.50% 2023	19,845	20,093
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	73,560	75,031
Sally Holdings LLC and Sally Capital Inc., Term Loan B2, 4.50% 2024[2]	3,390	3,318
Scientific Games Corp. 6.25% 2020	14,220	14,327
Scientific Games Corp. 6.625% 2021	2,295	2,335
Scientific Games Corp. 10.00% 2022	28,882	30,146
Scientific Games Corp. 5.00% 2025[1]	12,760	13,198
Scientific Games Corp. 8.25% 2026[1]	103,910	110,924
Service Corp. International 5.375% 2024	2,345	2,426
ServiceMaster Global Holdings, Inc. 5.125% 2024[1]	12,000	12,480
Six Flags Entertainment Corp. 4.875% 2024[1]	29,500	30,606
Sotheby’s 4.875% 2025[1]	63,445	64,403
Staples, Inc. 7.50% 2026[1]	80,425	83,063
Staples, Inc. 10.75% 2027[1]	16,175	16,660
Staples, Inc., Term Loan, (3 month USD-LIBOR + 4.50%) 6.623% 2024[2,3]	21,845	21,627
Stars Group Holdings BV, 7.00% 2026[1]	10,075	10,755
William Carter Co. 5.625% 2027[1]	5,120	5,498
Wyndham Worldwide Corp. 5.375% 2026[1]	11,000	11,577
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[1]	27,211	28,061
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[1]	6,930	7,314
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 2027[1]	8,070	8,302
Wynn Resorts Ltd. 5.125% 2029[1]	20,665	21,694
		1,659,609
Industrials 9.06%
ACCO Brands Corp. 5.25% 2024[1]	4,360	4,524
ADT Corp. 3.50% 2022	39,375	39,670
Advanced Disposal Services, Inc. 5.625% 2024[1]	15,000	15,694
Allison Transmission Holdings, Inc. 5.00% 2024[1]	36,971	37,849
American Airlines, Inc. 5.50% 2019[1]	12,400	12,400
ARAMARK Corp. 5.125% 2024	28,620	29,622
ARAMARK Corp. 5.00% 2025[1]	2,000	2,070
ARAMARK Corp. 5.00% 2028[1]	5,470	5,689
Ashtead Group PLC 4.125% 2025[1]	6,770	6,922
Associated Materials, LLC 9.00% 2024[1]	88,214	77,849
Avis Budget Group, Inc. 5.50% 2023	16,781	17,096
Avolon Holdings Funding Ltd. 5.25% 2024[1]	22,775	24,442
Avolon Holdings Funding Ltd. 6.50% 2024[1,4]	17,700	17,965
Beacon Roofing Supply, Inc. 4.875% 2025[1]	42,871	42,228
Bohai Financial Investment Holding Co., Ltd. 5.25% 2022[1]	19,125	20,204
Bohai Financial Investment Holding Co., Ltd. 5.125% 2023[1]	15,000	15,951
Bohai Financial Investment Holding Co., Ltd. 5.50% 2024[1]	4,500	4,867
Brand Energy 8.50% 2025[1]	9,690	9,254
Brookfield WEC Holdings Inc., Term Loan, (3-month USD-LIBOR + 3.50%) 5.544% 2025[2,3]	2,956	2,968
Builders FirstSource, Inc. 5.625% 2024[1]	85,877	89,634
Clean Harbors, Inc. 4.875% 2027[1]	18,180	19,021
American High-Income Trust — Page 9 of 17

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Clean Harbors, Inc. 5.125% 2029[1]	$9,085	$9,653
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022	586	622
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022	684	714
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022	373	387
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022	49	50
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022	1	1
Covanta Holding Corp. 5.875% 2024	15,500	16,004
Covanta Holding Corp. 5.875% 2025	7,750	8,108
Dun & Bradstreet Corp. 6.875% 2026[1]	39,720	43,369
Dun & Bradstreet Corp. 10.25% 2027[1]	68,557	76,098
Dun & Bradstreet Corp., Term Loan B, (3-month USD-LIBOR + 5.00%) 7.054% 2026[2,3]	24,730	24,923
Euramax International, Inc. 12.00% 2020[1]	52,646	52,317
F-Brasile SpA 7.375% 2026[1]	28,582	29,868
Hardwoods Acquisition Inc. 7.50% 2021[1]	33,814	19,950
Harsco Corp. 5.75% 2027[1]	6,675	6,967
HDTFS Inc. 6.25% 2022	9,200	9,327
Hertz Global Holdings Inc. 7.625% 2022[1]	60,442	63,011
JELD-WEN Holding, Inc. 4.875% 2027[1]	14,905	14,793
KAR Auction Services, Inc. 5.125% 2025[1]	16,855	17,529
Kratos Defense & Security Solutions, Inc. 6.50% 2025[1]	18,598	19,900
LABL Escrow Issuer, LLC 6.75% 2026[1]	21,840	22,755
LABL Escrow Issuer, LLC 10.50% 2027[1]	15,925	16,124
LSC Communications, Inc. 8.75% 2023[1]	110,148	80,959
LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 5.50%) 7.445% 2022[2,3]	5,731	4,828
Pisces Parent LLC 8.00% 2026[1]	101,081	99,817
Pisces Parent LLC, Term Loan B, (3-month USD-LIBOR + 3.75%) 5.789% 2025[2,3]	36,054	35,348
Prime Security Services Borrower, LLC 9.25% 2023[1]	12,500	13,165
PrimeSource Building Products Inc. 9.00% 2023[1]	43,034	40,613
R.R. Donnelley & Sons Co. 7.875% 2021	22,119	22,948
R.R. Donnelley & Sons Co. 6.50% 2023	14,075	14,497
R.R. Donnelley & Sons Co., Term Loan B, (3-month USD-LIBOR + 5.00%) 7.044% 2024[2,3]	5,955	5,990
Rexnord Corp. 4.875% 2025[1]	22,105	22,821
Sensata Technologies Holding BV 4.875% 2023[1]	4,225	4,468
Stericycle, Inc. 5.375% 2024[1]	20,000	20,600
Swissport Financing SARL 5.25% 2024	€7,723	8,748
Swissport Financing SARL 9.00% 2025	6,361	7,184
TransDigm Inc. 6.00% 2022	$10,876	11,066
TransDigm Inc. 6.25% 2026[1]	12,200	13,130
Uber Technologies, Inc. 7.50% 2023[1]	21,375	21,589
Uber Technologies, Inc. 8.00% 2026[1]	23,780	24,137
United Continental Holdings, Inc. 6.00% 2020	14,150	14,756
United Rentals, Inc. 4.625% 2025	13,600	13,930
United Rentals, Inc. 5.25% 2030	10,500	11,045
Virgin Australia Holdings Ltd. 8.50% 2019[1]	39,930	40,040
Virgin Australia Holdings Ltd. 7.875% 2021[1]	11,375	11,637
		1,491,705
Information technology 6.73%
Alcatel-Lucent USA Inc. 6.45% 2029	16,200	16,775
Almonde Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 5.696% 2024[2,3]	3,959	3,859
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.446% 2025[2,3]	84,233	81,074
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 9.104% 2025[2,3]	20,365	20,658
Banff Merger Sub Inc. 9.75% 2026[1]	16,928	16,242
Blackboard Inc., Term Loan B4, (3-month USD-LIBOR + 5.00%) 7.30% 2021[2,3]	17,498	17,471
American High-Income Trust — Page 10 of 17

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Camelot Finance SA 7.875% 2024[1]	$97,508	$101,896
CDW Corp. 5.00% 2025	10,500	10,973
Colorado Buyer Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.30% 2025[2,3]	6,913	5,696
CommScope Finance LLC 8.25% 2027[1]	5,700	5,570
CommScope Technologies LLC 5.50% 2024[1]	3,000	2,834
CommScope Technologies LLC 6.00% 2025[1]	4,750	4,307
CommScope Technologies LLC 5.00% 2027[1]	13,650	11,330
Dell Inc. 2.65% 2020	6,100	6,103
Diebold Nixdorf AG, Term Loan A1, (3-month USD-LIBOR + 9.25%) 11.313% 2022[2,3]	46,305	48,928
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 4.813% 2023[2,3]	7,535	7,101
Diebold, Inc. 8.50% 2024	35,440	33,535
Diebold, Inc., Term Loan A, (3-month USD-LIBOR + 4.75%) 6.813% 2022[2,3]	10,195	10,017
Ellucian, Inc. 9.00% 2023[1]	7,050	7,253
Financial & Risk US Holdings, Inc. 6.25% 2026[1]	27,780	29,863
Financial & Risk US Holdings, Inc. 8.25% 2026[1]	31,890	35,278
Financial & Risk US Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 3.75%) 5.794% 2025[2,3]	7,171	7,218
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[1]	85,075	92,184
Go Daddy Operating Co. 5.25% 2027[1]	28,230	29,783
Infor, Inc. 6.50% 2022	69,115	70,497
Informatica Corp. 7.125% 2023[1]	14,250	14,535
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 3.75%) 5.794% 2024[2,3]	5,084	5,056
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 7.50%) 9.544% 2025[2,3]	20,865	21,021
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 3.00%) 5.253% 2023[2,3]	11,068	11,102
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.503% 2024[2,3]	92,085	93,812
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 5.794% 2024[2,3]	19,498	19,560
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 8.50%) 10.544% 2025[2,3]	7,831	7,909
Mitchell International, Inc., Term Loan B, (3-month USD-LIBOR + 7.25%) 9.294% 2025[2,3,5]	10,167	9,404
MoneyGram International Inc., Term Loan B, (3-month USD-LIBOR + 6.00%) 8.044% 2023[2,3]	27,833	26,798
Solera Holdings, Inc. 10.50% 2024[1]	11,633	12,356
Tempo Acquisition LLC 6.75% 2025[1]	15,900	16,456
Unisys Corp. 10.75% 2022[1]	77,660	85,232
VeriSign, Inc. 4.625% 2023	4,600	4,687
VeriSign, Inc. 5.25% 2025	3,000	3,287
Veritas Holdings Ltd. 7.50% 2023[1]	29,500	29,307
Veritas Holdings Ltd. 10.50% 2024[1]	14,557	13,829
Veritas US Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.544% 2023[2,3]	22,287	21,108
Vertafore Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.294% 2026[2,3]	28,550	28,175
ViaSat, Inc. 5.625% 2027[1]	7,940	8,357
		1,108,436
Financials 4.00%
AG Merger Sub II, Inc. 10.75% 2027[1]	63,323	64,589
Alliant Holdings Intermediate LLC 8.25% 2023[1]	29,671	30,376
Ally Financial Inc. 3.75% 2019	7,000	7,011
Ally Financial Inc. 8.00% 2020	8,825	9,034
Ally Financial Inc. 8.00% 2031	28,000	38,770
Antero Resources Corp. 5.75% 2027[1]	11,225	9,401
AssuredPartners, Inc. 7.00% 2025[1]	4,370	4,392
AssuredPartners, Inc. 8.00% 2027[1]	40,395	41,607
CIT Group Inc. 4.125% 2021	22,435	22,884
Compass Diversified Holdings 8.00% 2026[1]	62,501	66,407
Credit Suisse Group AG, junior subordinated, 7.50% (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 4.60% on 7/17/2023)[1,6]	2,295	2,454
Fairstone Financial Inc. 7.875% 2024[1]	24,041	25,183
American High-Income Trust — Page 11 of 17

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
FS Energy and Power Fund 7.50% 2023[1]	$74,705	$75,639
General Motors Acceptance Corp. 7.50% 2020	13,225	13,856
HUB International Ltd. 7.00% 2026[1]	44,696	46,093
HUB International Ltd., Term Loan B, (3-month USD-LIBOR + 3.00%) 5.267% 2025[2,3]	4,770	4,723
Icahn Enterprises Finance Corp. 6.25% 2022	36,825	37,874
Navient Corp. 6.50% 2022	23,040	24,595
Navient Corp. 5.50% 2023	47,215	48,927
Navient Corp. 7.25% 2023	2,700	2,945
Navient Corp. 6.125% 2024	22,225	23,163
Springleaf Finance Corp. 8.25% 2020	3,500	3,727
Springleaf Finance Corp. 6.125% 2024	29,075	31,365
Springleaf Finance Corp. 6.625% 2028	7,575	8,164
Starwood Property Trust, Inc. 5.00% 2021	15,435	16,091
		659,270
Real estate 3.04%
Brookfield Property REIT Inc. 5.75% 2026[1]	62,465	65,510
Communications Sales & Leasing, Inc. 6.00% 2023[1]	3,750	3,635
Communications Sales & Leasing, Inc. 7.125% 2024[1]	3,525	3,076
Equinix, Inc. 5.75% 2025	2,000	2,086
Equinix, Inc. 5.875% 2026	3,850	4,106
Equinix, Inc. 5.375% 2027	34,855	37,665
Five Point Holdings LLC 7.875% 2025[1]	6,025	6,130
Gaming and Leisure Properties, Inc. 4.375% 2021	3,500	3,586
Gaming and Leisure Properties, Inc. 5.375% 2026	1,096	1,210
Howard Hughes Corp. 5.375% 2025[1]	75,685	79,469
Iron Mountain Inc. 6.00% 2023	2,500	2,565
Iron Mountain Inc. 5.75% 2024	43,665	44,211
Iron Mountain Inc. 4.875% 2027[1]	23,821	24,480
Iron Mountain Inc. 5.25% 2028[1]	25,834	26,834
iStar Financial Inc. 6.50% 2021	8,000	8,141
iStar Inc. 6.00% 2022	7,250	7,483
Medical Properties Trust, Inc. 5.00% 2027	17,000	17,850
Medical Properties Trust, Inc. 4.625% 2029	9,125	9,416
Realogy Corp. 5.25% 2021[1]	40,895	40,895
Realogy Corp. 4.875% 2023[1]	59,075	55,531
Realogy Corp. 9.375% 2027[1]	42,625	39,813
SBA Communications Corp. 4.00% 2022	9,550	9,789
SBA Communications Corp. 4.875% 2022	6,775	6,882
		500,363
Utilities 2.36%
AES Corp. 4.00% 2021	15,800	16,136
AES Corp. 4.50% 2023	4,900	5,023
AES Corp. 4.875% 2023	17,904	18,262
AES Corp. 5.50% 2025	11,936	12,428
AES Corp. 6.00% 2026	20,550	21,886
AES Corp. 5.125% 2027	8,845	9,420
AmeriGas Partners, LP 5.50% 2025	4,900	5,286
AmeriGas Partners, LP 5.75% 2027	5,725	6,197
Calpine Corp. 6.00% 2022[1]	1,775	1,788
Calpine Corp. 5.375% 2023	28,890	29,323
Calpine Corp. 5.875% 2024[1]	23,530	24,118
Calpine Corp. 5.75% 2025	7,000	7,201
American High-Income Trust — Page 12 of 17

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Calpine Corp. 5.25% 2026[1]	$10,725	$11,141
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[6]	14,705	16,161
Enel Società per Azioni 8.75% 2073[1,6]	13,387	15,746
NGL Energy Partners LP 7.50% 2026[1]	30,260	30,472
NRG Energy, Inc. 7.25% 2026	5,000	5,495
Pacific Gas and Electric Co. 2.45% 2022[8]	6,650	6,600
Pacific Gas and Electric Co. 3.25% 2023[8]	4,550	4,539
Pacific Gas and Electric Co. 6.05% 2034[8]	7,825	8,920
Talen Energy Corp. 6.50% 2025	6,790	5,194
Talen Energy Corp. 10.50% 2026[1]	63,770	55,161
Talen Energy Corp. 7.25% 2027[1]	53,280	54,415
Vistra Energy Corp. 7.625% 2024	17,230	17,984
		388,896
Consumer staples 2.30%
B&G Foods, Inc. 4.625% 2021	11,050	11,094
B&G Foods, Inc. 5.25% 2025	51,395	52,680
B&G Foods, Inc. 5.25% 2027	23,850	24,419
Central Garden & Pet Co. 6.125% 2023	4,300	4,472
Cott Beverages Inc. 5.50% 2025[1]	18,515	19,279
Darling Ingredients Inc. 5.25% 2027[1]	3,630	3,825
Energizer Holdings, Inc. 6.375% 2026[1]	21,200	22,761
Energizer Holdings, Inc. 7.75% 2027[1]	10,140	11,323
Energizer SpinCo Inc. 5.50% 2025[1]	5,600	5,812
First Quality Enterprises, Inc. 5.00% 2025[1]	16,960	17,554
First Quality Finance Co., Inc. 4.625% 2021[1]	10,500	10,526
Lamb Weston Holdings, Inc. 4.625% 2024[1]	14,275	15,094
Nestle Skin Health SA, Term Loan B, (3-month USD-LIBOR + 4.00%) 6.313% 2026[2,3]	30,758	30,926
Performance Food Group, Inc. 5.50% 2027[1]	24,161	25,490
Post Holdings, Inc. 5.50% 2025[1]	10,000	10,513
Post Holdings, Inc. 8.00% 2025[1]	8,400	9,030
Post Holdings, Inc. 5.00% 2026[1]	31,760	33,057
Post Holdings, Inc. 5.625% 2028[1]	21,660	23,041
Post Holdings, Inc. 5.50% 2029[1]	16,560	17,326
Prestige Brands International Inc. 5.375% 2021[1]	14,339	14,464
Spectrum Brands Inc. 5.75% 2025	3,000	3,146
TreeHouse Foods, Inc. 4.875% 2022	2,000	2,025
TreeHouse Foods, Inc. 6.00% 2024[1]	10,975	11,414
		379,271
Total corporate bonds & notes		14,512,321
U.S. Treasury bonds & notes 0.24% U.S. Treasury 0.24%
U.S. Treasury 1.50% 2019[10]	40,000	39,987
Total bonds, notes & other debt instruments (cost: $15,290,613,000)		14,552,308
American High-Income Trust — Page 13 of 17

Convertible bonds 0.58% Communication services 0.42%	Principal amount (000)	Value (000)
DISH DBS Corp., convertible notes, 3.375% 2026	$38,195	$35,090
Gogo Inc., convertible notes, 6.00% 2022[1]	18,295	21,884
IAC/InterActiveCorp, convertible notes, 0.875% 2026[1]	4,550	4,758
Snap Inc., convertible notes, 0.75% 2026[1]	7,227	7,439
		69,171
Information technology 0.07%
Akamai Technologies, Inc., convertible notes, 0.375% 2027[1]	5,800	5,923
Proofpoint Inc., convertible notes, 0.25% 2024[1]	5,800	6,294
		12,217
Health care 0.07%
Teva Pharmaceutical Finance Co. BV, Series C, convertible bonds, 0.25% 2026	11,910	10,843
Energy 0.02%
Weatherford International PLC, convertible notes, 5.875% 2021[8]	9,000	3,173
Total convertible bonds (cost: $98,888,000)		95,404
Convertible stocks 0.34% Industrials 0.26%	Shares
Associated Materials, LLC, convertible preferred, 14.00% 2020[5,7]	43,400	43,255
Utilities 0.05%
Dominion Energy, Inc., Series A units, convertible preferred, 7.25% 2022	86,000	9,095
Information technology 0.03%
Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022	4,370	4,481
Total convertible stocks (cost: $54,634,000)		56,831
Preferred securities 0.14% Consumer discretionary 0.14%
Neiman Marcus Group, Inc., preferred shares[1,11]	23,426,848	21,787
Total preferred securities (cost: $12,356,000)		21,787
Common stocks 1.09% Health care 0.36%
Advanz Pharma Corp.[9,11,12]	2,244,779	26,957
Advanz Pharma Corp.[9,11]	433,351	5,204
Rotech Healthcare Inc.[5,7,9,11,12]	1,916,276	26,828
		58,989
Energy 0.22%
Ascent Resources - Utica, LLC, Class A5,7,9,11,12	90,532,504	17,201
Tribune Resources, Inc.[5,9,11]	6,028,136	13,563
Jones Energy II, Inc., Class A5,9,11	475,238	5,465
Southwestern Energy Co.[11]	229,524	443
American High-Income Trust — Page 14 of 17

Common stocks (continued) Energy (continued)	Shares	Value (000)
White Star Petroleum Corp., Class A5,7,9,11,12	24,665,117	$247
Denbury Resources Inc.[11]	60,000	72
Petroplus Holdings AG5,7,11	3,360,000	—[13]
		36,991
Materials 0.19%
Hexion Holdings Corp., Class B11	2,620,060	31,441
Information technology 0.12%
MoneyGram International, Inc.[11]	2,497,886	9,942
Diebold Nixdorf, Inc.[11]	855,000	9,576
Corporate Risk Holdings I, Inc.[5,7,11]	2,380,355	279
		19,797
Utilities 0.10%
Vistra Energy Corp.	322,690	8,625
Aqua America, Inc.	127,000	7,696
		16,321
Communication services 0.10%
Cumulus Media Inc., Class A11	561,642	8,166
iHeartMedia, Inc., Class A11	378,645	5,680
Clear Channel Outdoor Holdings, Inc.[11]	890,868	2,245
Frontier Communications Corp.[11]	93,331	81
Adelphia Recovery Trust, Series Arahova[5,7,11]	1,773,964	7
Adelphia Recovery Trust, Series ACC-1[5,7,11]	10,643,283	5
		16,184
Total common stocks (cost: $290,205,000)		179,723
Rights & warrants 0.00% Energy 0.00%
Tribune Resources, Inc., Class A, warrants, expire 2023[5,7,9,11]	2,032,968	155
Tribune Resources, Inc., Class B, warrants, expire 2023[5,7,9,11]	1,581,198	81
Tribune Resources, Inc., Class C, warrants, expire 2023[5,7,9,11]	1,480,250	54
Ultra Petroleum Corp., warrants, expire 2025[11]	1,053,850	37
		327
Industrials 0.00%
Associated Materials, LLC, warrants, expire 2023[5,7,11]	616,536	—[13]
Total rights & warrants (cost: $571,000)		327
Short-term securities 8.12% Money market investments 8.12%
Capital Group Central Cash Fund 2.07%[14]	13,370,234	1,336,890
Total short-term securities (cost: $1,336,959,000)		1,336,890
Total investment securities 98.63% (cost: $17,084,226,000)		16,243,270
Other assets less liabilities 1.37%		226,142
Net assets 100.00%		$16,469,412
American High-Income Trust — Page 15 of 17

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[15] (000)	Value at 9/30/2019[16] (000)	Unrealized (depreciation) appreciation at 9/30/2019 (000)
2 Year U.S. Treasury Note Futures	Long	3,310	January 2020	$662,000	$713,305	$(1,685)
10 Year Ultra U.S. Treasury Note Futures	Short	1,206	December 2019	(120,600)	(171,742)	2,032
						$347
Swap contracts

Credit default swaps
Centrally cleared credit default swaps on credit indices — buy protection
Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 9/30/2019 (000)	Upfront payments (000)	Unrealized depreciation at 9/30/2019 (000)
CDX.NA.HY.32	5.00%/Quarterly	6/20/2024	$351,673	$(25,085)	$(25,027)	$(58)
CDX.NA.HY.33	5.00%/Quarterly	12/20/2024	55,225	(3,700)	(3,668)	(32)
					$(28,695)	$(90)
[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $9,456,094,000, which represented 57.42% of the net assets of the fund.
[2]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,012,425,000, which represented 6.15% of the net assets of the fund.
[3]	Coupon rate may change periodically.
[4]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[5]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $293,680,000, which represented 1.78% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Value determined using significant unobservable inputs.
[8]	Scheduled interest and/or principal payment was not received.
[9]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $15,369,000, which represented .09% of the net assets of the fund.
[11]	Security did not produce income during the last 12 months.
[12]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[13]	Amount less than one thousand.
[14]	Rate represents the seven-day yield at 9/30/2019.
[15]	Notional amount is calculated based on the number of contracts and notional contract size.
[16]	Value is calculated based on the notional amount and current market price.
Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Advanz Pharma Corp.	8/31/2018	$28,414	$26,957.16%
Rotech Healthcare Inc.	9/26/2013	41,128	26,828.16
Ascent Resources - Utica, LLC, Class A	4/25/2016-11/15/2016	4,340	17,201.11
White Star Petroleum Corp., Class A	6/30/2016	16,491	247.00
Total private placement securities		$ 90,373	$ 71,233.43%
Key to abbreviations and symbols
€ = Euros
LIBOR = London Interbank Offered Rate
USD/$ = U.S. dollars
American High-Income Trust — Page 16 of 17

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2019 Capital Group. All rights reserved.
MFGEFPX-021-1119O-S73110	American High-Income Trust — Page 17 of 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American High-Income Trust:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of American High-Income Trust (the “Fund”), as of September 30, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

November 8, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: November 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: November 29, 2019

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 29, 2019